UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-05346)

Exact name of registrant as specified in charter:	Putnam Variable Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	December 31, 2014

Date of reporting period :	January 1, 2014 — December 31, 2014

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam Variable Trust

12|31|14

Annual report

Putnam VT High Yield Fund

Putnam INVESTMENTS

Message from the Trustees

Dear Shareholder:

The falling price of oil has captured headlines in recent months and is having a sustained effect on markets and economies worldwide. Cheaper oil allows many consumers and businesses to shift spending to other priorities. At the same time, the decline reflects greater pessimism about global growth, and it is having a negative impact on the energy sector — not just in the United States, but wherever energy is a key export.

This change in the investing environment has contributed to an increase in market volatility. Although the U.S. economy continues to grow, economic challenges in Europe, China, and Japan are causing uncertainty.

Compared with recent years, we may see more tempered returns from equity and fixed-income markets. While a number of positive trends continue, including an improving housing market and a brighter employment situation, investors should also be alert to a possible increase in short-term interest rates that is widely expected to occur in 2015. History suggests that rising rates could generate headwinds for markets.

In all types of market conditions, Putnam offers a wide range of flexible strategies. Our experienced investment teams employ new ways of thinking about building portfolios for both the opportunities and risks in today’s markets. In this dynamic environment, it may be an opportune time for you to meet with your financial advisor to ensure that your portfolio is properly aligned with your goals and tolerance for risk.

As always, thank you for investing with Putnam.

Performance summary (as of 12/31/14)

Investment objective

High current income, with a secondary objective of capital growth when consistent with achieving high current income

Net asset value December 31, 2014

Class IA: $6.82	Class IB: $6.75

Total return at net asset value

			JPMorgan Developed
(as of 12/31/14)	Class IA shares*	Class IB shares†	High Yield Index‡

1 year	1.91%	1.56%	2.15%

5 years	49.52	47.45	56.84
Annualized	8.38	8.08	9.42

10 years	96.59	91.76	114.31
Annualized	6.99	6.73	7.92

Life	666.90	627.64	—
Annualized	7.86	7.65	—

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

* Class inception date: February 1, 1988.

† Class inception date: April 30, 1998.

‡The fund’s benchmark, the JPMorgan Developed High Yield Index, was introduced on 12/31/94, which post-dates the inception of the fund’s class IA shares.

The JPMorgan Developed High Yield Index is an unmanaged index of high-yield fixed-income securities issued in developed countries.

Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. All total return figures are at net asset value and exclude contract charges and expenses, which are added to the variable annuity contracts to determine total return at unit value. Had these charges and expenses been reflected, performance would have been lower. Performance of class IB shares before their inception is derived from the historical performance of class IA shares, adjusted to reflect the higher operating expenses applicable to such shares. For more recent performance, contact your variable annuity provider who can provide you with performance that reflects the charges and expenses at your contract level.

Allocations are shown as a percentage of the fund’s net assets. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

Credit qualities are shown as a percentage of the fund’s net assets. A bond rated Baa or higher (Prime-3 or higher, for short-term debt) is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds or derivatives not rated by Moody’s but rated by Standard & Poor’s (S&P) or, if unrated by S&P, by Fitch ratings, and then included in the closest equivalent Moody’s rating, based on analysis of these agencies’ respective ratings criteria. Moody’s ratings are used in recognition of its prominence among rating agencies and breadth of coverage of rated securities. Ratings may vary over time.

Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. The fund itself has not been rated by an independent rating agency.

Putnam VT High Yield Fund 1

Report from your fund’s managers

What was the environment like for high-yield bonds during the 12-month period ended December 31, 2014?

The market environment was generally supportive of high-yield bonds during the period’s first half, but became considerably more volatile in the second half. The period began with the Federal Reserve tapering down its bond-buying program, which ended in October 2014.

In July, U.S. high-yield bonds registered their first negative return since August 2013 due to what many observers characterized as a technical selloff, fueled partly by significant outflows from high-yield exchange-traded funds and mutual funds. During August 2014, the asset class recovered, buoyed by improving investor sentiment. Investors were encouraged by greater clarity from the Fed on interest-rate policy, easing geopolitical tensions, increasing odds that the European Central Bank [ECB] would implement a bond-buying program, ongoing merger-and-acquisition activity, and a solid quarterly earnings season. In September, however, selling pressure resumed as an abundance of high-yield issuance, volatile equity and commodity markets, renewed concern about rising interest rates, heightened geopolitical uncertainty, and weak economic data overseas reduced investors’ appetite for risk.

Fragile investor sentiment persisted until mid-October, when a number of stabilizing factors helped high-yield bonds rebound. These positive developments included a solid reading on third-quarter U.S. gross domestic product, better-than-expected third-quarter U.S. corporate earnings, indications by both the ECB and the Bank of Japan that they were preparing to ease their respective monetary policies, long-term interest rates that remained low, and reduced concern about inflation. In November, however, selling pressure resumed as oil prices continued to decline on concerns that the global market was oversupplied. Widespread deceleration of global economic growth, particularly in Europe and China, sapped demand for oil, as did a November 27 announcement by the Organization of Petroleum Exporting Countries that the cartel would not cut its output. With energy composing anywhere from 15% to 20% of the high-yield market, depending on which index is consulted, it is not surprising that falling oil prices weighed on the asset class.

December was a tale of two halves for high-yield bonds, as indiscriminate selling through the first half of the month gave way to a partial recovery in prices during the second half amid reduced global stress. Oil prices that continued to fall dampened investor sentiment during December’s first half. Investor confidence received a lift in the latter weeks of the month, however, as fear about the global economic impact of declining oil prices receded somewhat. Investors were also encouraged by signs that the ECB, after many months of deliberation, appeared poised to launch a stimulative bond-buying program.

What factors had the biggest influence on the portfolio’s relative performance during the period?

The fund had positive returns for the reporting period, but underperformed its benchmark, the JPMorgan Developed High Yield Index. At the sector/industry level, favorable overall positioning in gaming/lodging/leisure, energy, and metals/mining contributed the most to performance relative to the benchmark. Conversely, not having enough exposure to utilities, along with adverse positioning in health care and consumer products, hampered the portfolio’s relative performance. Additionally, having a lighter-than-benchmark allocation in Ba-rated bonds worked against the portfolio’s relative result.

What is your outlook for the coming months, and how are you positioning the portfolio?

In our view, domestic corporate fundamentals are likely to remain strong. Corporate earnings have continued to trend higher, and we believe revenue growth could become a more meaningful driver of earnings growth in 2015.

High-yield issuers appear to be in reasonably good financial shape. Corporations have continued to take a conservative approach toward managing their assets and liabilities. This can be seen by the fact that most of the new-issue activity in the fourth quarter was to refinance existing debt, which helps issuers lower their overall borrowing costs.

The high-yield default rate rose in December to 2.96%, but remained below the long-term average of 3.80%. Excluding bankrupt electric utility TXU Energy — a large issuer in the high-yield market — the high-yield default rate was 1.63%. We believe the default rate is likely to remain low overall, but sustained weakness in energy prices could elevate defaults among energy-related issuers. All told, excluding the energy sector, we continue to have a reasonably positive outlook for the asset class. Despite the challenges presented by the energy sector, we believe the portfolio’s performance held up relatively well amid the recent market selloff. With valuations improved after the selloff, we believe the yield advantage that high-yield bonds provide over Treasuries offers the potential for attractive loss-adjusted returns versus other fixed-income alternatives.

As for portfolio positioning, historically, overweighting lower-quality Caa-rated securities had helped the portfolio’s relative performance. More recently, however, as we have progressed further into the credit cycle, higher-quality Ba-rated bonds have outperformed the fixed-income market generally. Consequently, we have been selectively adding Ba-rated holdings to bring the portfolio’s allocation closer to neutral versus the benchmark. Additionally, to compensate for heightened market unease, we have increased our cash allocation and expect to keep the portfolio’s interest-rate sensitivity below that of the benchmark.

2 Putnam VT High Yield Fund

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

Consider these risks before investing: Lower-rated bonds may offer higher yields in return for more risk. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Unlike bonds, funds that invest in bonds have fees and expenses. The value of bonds in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general financial market conditions, changing market perceptions of the risk of default, changes in government intervention, and factors related to a specific issuer or industry. These factors may also lead to periods of high volatility and reduced liquidity in the bond markets. You can lose money by investing in the fund.

Your fund’s managers

Portfolio Manager Paul D. Scanlon, CFA, is a Co-Head of Fixed Income at Putnam. He joined Putnam in 1999 and has been in the investment industry since 1986.

In addition to Paul, your fund’s portfolio managers are Norman P. Boucher and Robert L. Salvin.

Your fund’s managers may also manage other accounts advised by Putnam Management or an affiliate, including retail mutual fund counterparts to the funds in Putnam Variable Trust.

Putnam VT High Yield Fund 3

Understanding your fund’s expenses

As an investor in a variable annuity product that invests in a registered investment company, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, which are not shown in this section and would result in higher total expenses. Charges and expenses at the insurance company separate account level are not reflected. For more information, see your fund’s prospectus or talk to your financial representative.

Review your fund’s expenses

The two left-hand columns of the Expense per $1,000 table show the expenses you would have paid on a $1,000 investment in your fund from July 1, 2014, to December 31, 2014. They also show how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses. To estimate the ongoing expenses you paid over the period, divide your account value by $1,000, then multiply the result by the number in the first line for the class of shares you own.

Compare your fund’s expenses with those of other funds

The two right-hand columns of the Expense per $1,000 table show your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All shareholder reports of mutual funds and funds serving as variable annuity vehicles will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expense ratios

	Class IA	Class IB

Total annual operating expenses for the fiscal year
ended 12/31/13*	0.74%	0.99%

Annualized expense ratio for the six-month period
ended 12/31/14†	0.72%	0.97%

*Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

†For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

Expense per $1,000

	Expenses and value for a		Expenses and value for a
	$1,000 investment, assuming		$1,000 investment, assuming a
	actual returns for the 6 months		hypothetical 5% annualized return
	ended 12/31/14		for the 6 months ended 12/31/14

	Class IA	Class IB	Class IA	Class IB

Expenses paid
per $1,000*†	$3.57	$4.81	$3.67	$4.94

Ending value
(after expenses)	$968.80	$967.00	$1,021.58	$1,020.32

*Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 12/31/14. The expense ratio may differ for each share class.

†Expenses based on actual returns are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year. Expenses based on a hypothetical 5% return are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

4 Putnam VT High Yield Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Putnam Variable Trust and Shareholders of
Putnam VT High Yield Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam VT High Yield Fund (the “fund”) at December 31, 2014, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at December 31, 2014 by correspondence with the custodian, brokers, and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 6, 2015

Putnam VT High Yield Fund 5

The fund’s portfolio 12/31/14

CORPORATE BONDS AND NOTES (86.7%)*	Principal amount	Value

Advertising and marketing services (0.8%)
Alliance Data Systems Corp. 144A company
guaranty sr. unsec. notes 5 3/8s, 2022	$1,075,000	$1,061,563

CBS Outdoor Americas Capital, LLC/CBS Outdoor
Americas Capital Corp. 144A company
guaranty sr. unsec. notes 5 7/8s, 2025	355,000	357,663

CBS Outdoor Americas Capital, LLC/CBS Outdoor
Americas Capital Corp. 144A company
guaranty sr. unsec. notes 5 5/8s, 2024	555,000	560,550

Lamar Media Corp. company
guaranty sr. sub. notes 5 7/8s, 2022	485,000	503,188

Lamar Media Corp. company guaranty sr. unsec.
notes 5 3/8s, 2024	105,000	108,150

		2,591,114
Automotive (1.2%)
Chrysler Group, LLC/CG Co-Issuer, Inc. company
guaranty notes 8 1/4s, 2021	855,000	946,913

Chrysler Group, LLC/CG Co-Issuer, Inc. company
guaranty notes 8s, 2019	265,000	280,238

Dana Holding Corp. sr. unsec. notes 5 1/2s, 2024	335,000	339,188

Dana Holding Corp. sr. unsec. unsub. notes 6s, 2023	1,090,000	1,139,050

General Motors Co. sr. unsec. unsub. notes 5.2s, 2045	305,000	321,775

Motors Liquidation Co. escrow notes 8 1/4s, 2023	820,000	12,300

Motors Liquidation Co. escrow sr. unsec.
unsub. notes 8 3/8s, 2033	765,000	11,475

Navistar International Corp. sr. notes 8 1/4s, 2021	431,000	422,380

Schaeffl er Finance BV 144A company
guaranty sr. notes 7 3/4s, 2017 (Netherlands)	260,000	290,550

		3,763,869
Basic materials (8.1%)
Alcoa, Inc. sr. unsec. unsub. notes 5 1/8s, 2024	110,000	116,575

ArcelorMittal SA sr. unsec. bonds 10.35s, 2019
(France)	680,000	821,100

ArcelorMittal SA sr. unsec. unsub. notes 7 1/2s,
2039 (France)	200,000	207,000

Boise Cascade Co. company guaranty sr. unsec.
notes 6 3/8s, 2020	730,000	766,500

Celanese US Holdings, LLC sr. notes 5 7/8s, 2021
(Germany)	1,145,000	1,213,700

Cemex Finance, LLC 144A company
guaranty sr. notes 9 3/8s, 2022 (Mexico)	425,000	473,875

Cemex Finance, LLC 144A company
guaranty sr. notes 6s, 2024 (Mexico)	775,000	755,625

Cemex SAB de CV 144A company
guaranty sr. notes 5.7s, 2025 (Mexico)	395,000	383,150

Compass Minerals International, Inc. 144A company
guaranty sr. unsec. notes 4 7/8s, 2024	600,000	583,500

Coveris Holdings SA 144A company
guaranty sr. unsec. notes 7 7/8s, 2019
(Luxembourg)	335,000	339,188

CPG Merger Sub, LLC 144A company
guaranty sr. unsec. unsub. notes 8s, 2021	670,000	685,075

Eldorado Gold Corp. 144A sr. unsec. notes 6 1/8s,
2020 (Canada)	250,000	243,125

First Quantum Minerals, Ltd. 144A company
guaranty sr. unsec. notes 7 1/4s, 2022 (Canada)	290,000	261,000

First Quantum Minerals, Ltd. 144A company
guaranty sr. unsec. notes 7s, 2021 (Canada)	700,000	630,000

First Quantum Minerals, Ltd. 144A company
guaranty sr. unsec. notes 6 3/4s, 2020 (Canada)	200,000	181,000

CORPORATE BONDS AND NOTES (86.7%)* cont.	Principal amount		Value

Basic materials cont.
HD Supply, Inc. company guaranty sr. unsec.
notes 7 1/2s, 2020		$790,000	$827,525

HD Supply, Inc. company guaranty sr. unsec.
unsub. notes 11 1/2s, 2020		430,000	492,350

HD Supply, Inc. 144A company
guaranty sr. notes 5 1/4s, 2021		280,000	284,900

Hexion U.S. Finance Corp. company
guaranty sr. notes 6 5/8s, 2020		40,000	39,200

Hexion U.S. Finance Corp./Hexion Nova Scotia
Finance, ULC company guaranty sr. notes 8 7/8s, 2018		540,000	480,600

HudBay Minerals, Inc. company guaranty sr. unsec.
notes 9 1/2s, 2020 (Canada)		410,000	397,700

HudBay Minerals, Inc. 144A company
guaranty sr. unsec. notes 9 1/2s, 2020 (Canada)		640,000	620,800

Huntsman International, LLC company
guaranty sr. unsec. notes 5 1/8s, 2021	EUR	135,000	171,430

Huntsman International, LLC company
guaranty sr. unsec. sub. notes 8 5/8s, 2021		$170,000	182,325

Huntsman International, LLC 144A company
guaranty sr. unsec. unsub. notes 5 1/8s, 2022		150,000	147,750

Ineos Finance PLC 144A company
guaranty sr. notes 8 3/8s, 2019 (United Kingdom)		255,000	270,938

INEOS Group Holdings SA 144A company
guaranty sr. unsec. notes 6 1/8s, 2018
(Luxembourg)		255,000	244,163

INEOS Group Holdings SA 144A company
guaranty sr. unsec. notes 5 7/8s, 2019
(Luxembourg)		215,000	203,713

JM Huber Corp. 144A sr. unsec. notes 9 7/8s, 2019		905,000	995,500

Louisiana-Pacific Corp. company
guaranty sr. unsec. unsub. notes 7 1/2s, 2020		360,000	378,900

Mercer International, Inc. 144A company
guaranty sr. unsec. notes 7 3/4s, 2022 (Canada)		205,000	207,563

Momentive Performance Materials, Inc. escrow
company guaranty sr. notes 8 7/8s, 2020 F		830,000	8

Momentive Performance Materials, Inc. company
guaranty sr. notes 3.88s, 2021		830,000	703,425

New Gold, Inc. 144A company guaranty sr. unsec.
unsub. notes 7s, 2020 (Canada)		420,000	420,630

New Gold, Inc. 144A sr. unsec. notes 6 1/4s, 2022
(Canada)		380,000	372,400

Perstorp Holding AB 144A company
guaranty sr. notes 8 3/4s, 2017 (Sweden)		860,000	844,950

PQ Corp. 144A sr. notes 8 3/4s, 2018		785,000	812,475

Roofing Supply Group, LLC/Roofing Supply
Finance, Inc. 144A company guaranty sr. unsec.
notes 10s, 2020		115,000	114,069

Ryerson, Inc./Joseph T Ryerson & Son, Inc.
company guaranty sr. notes 9s, 2017		870,000	893,925

SBA Communications Corp. 144A sr. unsec.
notes 4 7/8s, 2022		775,000	745,938

Sealed Air Corp. 144A company guaranty sr. unsec.
notes 8 3/8s, 2021		245,000	273,788

Sealed Air Corp. 144A company guaranty sr. unsec.
notes 6 7/8s, 2033		160,000	163,600

Sealed Air Corp. 144A sr. unsec. notes 6 1/2s, 2020		450,000	492,750

Sealed Air Corp. 144A sr. unsec. notes 5 1/4s, 2023		265,000	268,975

Sealed Air Corp. 144A sr. unsec. notes 5 1/8s, 2024		260,000	262,600

Sealed Air Corp. 144A sr. unsec. notes 4 7/8s, 2022		185,000	183,613

Smurfit Kappa Treasury Funding, Ltd. company
guaranty sr. unsub. notes 7 1/2s, 2025 (Ireland)		355,000	416,238

6 Putnam VT High Yield Fund

CORPORATE BONDS AND NOTES (86.7%)* cont.	Principal amount	Value

Basic materials cont.
Steel Dynamics, Inc. company guaranty sr. unsec.
notes 7 5/8s, 2020	$185,000	$192,863

Steel Dynamics, Inc. company guaranty sr. unsec.
unsub. notes 6 3/8s, 2022	115,000	121,900

Steel Dynamics, Inc. company guaranty sr. unsec.
unsub. notes 6 1/8s, 2019	155,000	162,750

Steel Dynamics, Inc. company guaranty sr. unsec.
unsub. notes 5 1/4s, 2023	75,000	76,125

Steel Dynamics, Inc. 144A company
guaranty sr. unsec. unsub. notes 5 1/2s, 2024	180,000	184,500

Steel Dynamics, Inc. 144A company
guaranty sr. unsec. unsub. notes 5 1/8s, 2021	105,000	106,969

TMS International Corp. 144A company
guaranty sr. unsec. notes 7 5/8s, 2021	355,000	365,650

TPC Group, Inc. 144A company
guaranty sr. notes 8 3/4s, 2020	475,000	461,938

USG Corp. 144A company guaranty sr. unsec.
notes 5 7/8s, 2021	125,000	126,250

Weekley Homes, LLC/Weekley Finance Corp.
sr. unsec. bonds 6s, 2023	870,000	826,500

WR Grace & Co.- Conn. 144A company
guaranty sr. unsec. notes 5 5/8s, 2024	890,000	927,825

WR Grace & Co.- Conn. 144A company
guaranty sr. unsec. notes 5 1/8s, 2021	460,000	471,500

		24,599,924
Broadcasting (2.7%)
Clear Channel Worldwide Holdings, Inc. company
guaranty sr. unsec. notes 7 5/8s, 2020	635,000	666,750

Clear Channel Worldwide Holdings, Inc. company
guaranty sr. unsec. unsub. notes 6 1/2s, 2022	765,000	787,950

Cumulus Media Holdings, Inc. company
guaranty sr. unsec. unsub. notes 7 3/4s, 2019	570,000	575,700

Gray Television, Inc. company guaranty sr. unsec.
notes 7 1/2s, 2020	835,000	860,050

iHeartCommunications, Inc. company
guaranty sr. notes 9s, 2021	305,000	298,900

iHeartCommunications, Inc. company
guaranty sr. notes 9s, 2019	1,590,000	1,566,150

LIN Television Corp. company guaranty sr. unsec.
notes 6 3/8s, 2021	255,000	254,363

Media General Financing Sub, Inc. 144A sr. unsec.
notes 5 7/8s, 2022	235,000	232,650

Nexstar Broadcasting, Inc. company
guaranty sr. unsec. unsub. notes 6 7/8s, 2020	320,000	332,000

Sinclair Television Group, Inc. company
guaranty sr. unsec. notes 6 3/8s, 2021	595,000	612,850

Sinclair Television Group, Inc. company
guaranty sr. unsec. notes 5 3/8s, 2021	90,000	89,325

Sinclair Television Group, Inc. sr. unsec.
notes 6 1/8s, 2022	75,000	76,313

Sinclair Television Group, Inc. 144A company
guaranty sr. unsec. notes 5 5/8s, 2024	180,000	174,150

Sirius XM Radio, Inc. 144A company
guaranty sr. unsec. notes 6s, 2024	575,000	587,938

Sirius XM Radio, Inc. 144A sr. unsec.
bonds 5 7/8s, 2020	225,000	232,313

Townsquare Radio, LLC/Townsquare Radio, Inc. 144A
company guaranty sr. unsec. notes 9s, 2019	385,000	410,025

Univision Communications, Inc. 144A company
guaranty sr. unsec. notes 8 1/2s, 2021	245,000	260,925

Univision Communications, Inc. 144A
sr. notes 7 7/8s, 2020	245,000	260,925

		8,279,277

CORPORATE BONDS AND NOTES (86.7%)* cont.	Principal amount		Value

Building materials (1.0%)
Building Materials Corp. of America 144A
sr. unsec. notes 6 3/4s, 2021		$275,000	$290,813

Building Materials Corp. of America 144A
sr. unsec. notes 5 3/8s, 2024		1,010,000	1,007,475

Masonite International Corp. 144A company
guaranty sr. notes 8 1/4s, 2021		680,000	725,900

Nortek, Inc. company guaranty sr. unsec.
notes 10s, 2018		350,000	366,625

Nortek, Inc. company guaranty sr. unsec.
notes 8 1/2s, 2021		560,000	599,200

			2,990,013
Cable television (4.3%)
Adelphia Communications Corp. escrow
bonds zero %, 2015		80,000	600

Adelphia Communications Corp. escrow
bonds zero %, 2015		130,000	975

Adelphia Communications Corp. escrow
bonds zero %, 2015		290,000	2,175

Adelphia Communications Corp. escrow
bonds zero %, 2015		755,000	5,663

Cablevision Systems Corp. sr. unsec.
unsub. notes 8 5/8s, 2017		500,000	556,250

Cablevision Systems Corp. sr. unsec.
unsub. notes 8s, 2020		75,000	84,750

Cablevision Systems Corp. sr. unsec.
unsub. notes 7 3/4s, 2018		235,000	258,500

CCO Holdings, LLC/CCO Holdings Capital Corp.
company guaranty sr. unsec. notes 6 1/2s, 2021		705,000	740,250

CCO Holdings, LLC/CCO Holdings Capital Corp.
company guaranty sr. unsec. notes 5 1/4s, 2022		865,000	865,000

CCO Holdings, LLC/CCO Holdings Capital Corp.
company guaranty sr. unsec. unsub. bonds 5 1/8s, 2023		910,000	887,250

CCO Holdings, LLC/CCO Holdings Capital Corp.
company guaranty sr. unsec. unsub. notes 6 5/8s, 2022		235,000	249,688

CCOH Safari, LLC company guaranty sr. unsec.
bonds 5 3/4s, 2024		570,000	576,413

CCOH Safari, LLC company guaranty sr. unsec.
bonds 5 1/2s, 2022		950,000	964,250

CSC Holdings, LLC sr. unsec. unsub. notes 6 3/4s, 2021		350,000	385,875

CSC Holdings, LLC 144A sr. unsec. notes 5 1/4s, 2024		655,000	658,275

DISH DBS Corp. company guaranty sr. unsec.
notes 7 7/8s, 2019		360,000	408,600

DISH DBS Corp. 144A company guaranty sr. unsec.
notes 5 7/8s, 2024		630,000	633,150

Lynx II Corp. 144A sr. unsec. notes 6 3/8s, 2023
(United Kingdom)		285,000	298,538

Mediacom, LLC/Mediacom Capital Corp. sr. unsec.
unsub. notes 7 1/4s, 2022		281,000	299,968

Numericable Group SA 144A sr. bonds 6 1/4s, 2024
(France)		450,000	453,375

Numericable Group SA 144A sr. notes 6s, 2022
(France)		1,440,000	1,454,400

Quebecor Media, Inc. sr. unsec.
unsub. notes 5 3/4s, 2023 (Canada)		680,000	695,300

SFR-Numericable 144A sr. bonds 5 5/8s, 2024
(France)	EUR	110,000	137,764

Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW
GmbH 144A company guaranty sr. notes 7 1/2s,
2019 (Germany)		$395,000	416,231

Videotron, Ltd. company guaranty sr. unsec.
unsub. notes 5s, 2022 (Canada)		685,000	696,988

Putnam VT High Yield Fund 7

CORPORATE BONDS AND NOTES (86.7%)* cont.	Principal amount	Value

Cable television cont.
Virgin Media Secured Finance PLC 144A
sr. notes 5 3/8s, 2021 (United Kingdom)	$285,000	$295,688

WideOpenWest Finance, LLC/WideOpenWest
Capital Corp. company guaranty sr. unsec.
notes 10 1/4s, 2019	1,175,000	1,223,469

		13,249,385
Capital goods (6.4%)
ADS Waste Holdings, Inc. company
guaranty sr. unsec. notes 8 1/4s, 2020	1,372,000	1,372,000

American Axle & Manufacturing, Inc. company
guaranty sr. unsec. notes 7 3/4s, 2019	990,000	1,108,800

Amstead Industries, Inc. 144A company
guaranty sr. unsec. notes 5 3/8s, 2024	450,000	437,625

Amstead Industries, Inc. 144A company
guaranty sr. unsec. notes 5s, 2022	555,000	545,288

Ardagh Finance Holdings SA 144A sr. unsec.
notes 8 5/8s, 2019 (Luxembourg) ‡‡	448,852	443,241

Belden, Inc. 144A company guaranty sr. unsec.
sub. notes 5 1/4s, 2024	335,000	321,600

Berry Plastics Corp. company
guaranty unsub. notes 9 3/4s, 2021	300,000	333,750

Bombardier, Inc. 144A sr. notes 6 1/8s, 2023
(Canada)	180,000	183,600

Bombardier, Inc. 144A sr. unsec. notes 7 3/4s,
2020 (Canada)	360,000	391,500

Briggs & Stratton Corp. company
guaranty sr. unsec. notes 6 7/8s, 2020	875,000	940,625

Crown Cork & Seal Co., Inc. sr. unsec.
bonds 7 3/8s, 2026	525,000	580,125

Gates Global, LLC/Gates Global Co. 144A sr. unsec.
notes 6s, 2022	1,340,000	1,283,050

Huntington Ingalls Industries, Inc. 144A company
guaranty sr. unsec. notes 5s, 2021	290,000	295,075

Legrand France SA sr. unsec. unsub. debs 8 1/2s,
2025 (France)	1,100,000	1,543,447

Manitowoc Co., Inc. (The) company
guaranty sr. unsec. notes 5 7/8s, 2022	950,000	964,250

MasTec, Inc. company guaranty sr. unsec.
unsub. notes 4 7/8s, 2023	610,000	573,400

Moog, Inc. 144A company guaranty sr. unsec.
notes 5 1/4s, 2022	250,000	253,125

Novelis, Inc. company guaranty sr. unsec.
notes 8 3/4s, 2020	425,000	450,500

Oshkosh Corp. company guaranty sr. unsec.
notes 5 3/8s, 2022	675,000	688,500

Owens-Brockway Glass Container, Inc. 144A company
guaranty sr. unsec. notes 5 3/8s, 2025	515,000	520,150

Pittsburgh Glass Works, LLC 144A company
guaranty sr. notes 8s, 2018	581,000	612,955

Reynolds Group Issuer, Inc./Reynolds Group
Issuer, LLC/Reynolds Group Issuer Lu company
guaranty sr. notes 7 7/8s, 2019	250,000	263,750

Reynolds Group Issuer, Inc./Reynolds Group
Issuer, LLC/Reynolds Group Issuer Lu company
guaranty sr. notes 5 3/4s, 2020	110,000	112,750

Reynolds Group Issuer, Inc./Reynolds Group
Issuer, LLC/Reynolds Group Issuer Lu company
guaranty sr. unsec. unsub. notes 9 7/8s, 2019	480,000	506,400

Reynolds Group Issuer, Inc./Reynolds Group
Issuer, LLC/Reynolds Group Issuer Lu company
guaranty sr. unsec. unsub. notes 8 1/4s, 2021
(New Zealand)	670,000	686,750

CORPORATE BONDS AND NOTES (86.7%)* cont.	Principal amount	Value

Capital goods cont.
Schaeffl er Holding Finance BV 144A company
guaranty sr. notes 6 7/8s, 2018 (Netherlands) ‡‡	$645,000	$674,025

Schaeffl er Holding Finance BV 144A company
guaranty sr. notes 6 3/4s, 2022 (Netherlands) ‡‡	200,000	209,000

Tenneco, Inc. company guaranty sr. unsec.
unsub. notes 5 3/8s, 2024	575,000	589,375

Terex Corp. company guaranty sr. unsec.
unsub. notes 6 1/2s, 2020	145,000	150,075

Terex Corp. company guaranty sr. unsec.
unsub. notes 6s, 2021	960,000	979,200

TransDigm, Inc. company guaranty sr. unsec.
sub. notes 7 1/2s, 2021	530,000	564,450

TransDigm, Inc. company guaranty sr. unsec.
sub. notes 6 1/2s, 2024	360,000	361,800

TransDigm, Inc. company guaranty sr. unsec.
sub. notes 5 1/2s, 2020	195,000	190,613

Zebra Technologies Corp. 144A sr. unsec.
unsub. notes 7 1/4s, 2022	460,000	483,000

		19,613,794
Coal (0.2%)
Alpha Natural Resources, Inc. company
guaranty sr. unsec. notes 6 1/4s, 2021	550,000	167,750

CONSOL Energy, Inc. 144A company
guaranty sr. unsec. notes 5 7/8s, 2022	460,000	427,800

		595,550
Commercial and consumer services (1.3%)
DH Services Luxembourg Sarl 144A company
guaranty sr. unsec. notes 7 3/4s, 2020
(Luxembourg)	630,000	659,925

Garda World Security Corp. 144A company
guaranty sr. unsec. unsub. notes 7 1/4s, 2021
(Canada)	880,000	871,728

Igloo Holdings Corp. 144A sr. unsec.
unsub. notes 8 1/4s, 2017 ‡‡	1,225,000	1,237,250

Lender Processing Services, Inc./Black Knight
Lending Solutions, Inc. company
guaranty sr. unsec. unsub. notes 5 3/4s, 2023	610,000	645,075

Sabre, Inc. 144A sr. notes 8 1/2s, 2019	420,000	449,400

		3,863,378
Consumer (0.4%)
Gibson Brands, Inc. 144A sr. notes 8 7/8s, 2018	420,000	402,150

Spectrum Brands, Inc. company guaranty sr. unsec.
notes 6 5/8s, 2022	35,000	37,188

Spectrum Brands, Inc. company guaranty sr. unsec.
notes 6 3/8s, 2020	45,000	46,913

Spectrum Brands, Inc. company guaranty sr. unsec.
unsub. notes 6 3/4s, 2020	360,000	376,200

Spectrum Brands, Inc. 144A company
guaranty sr. unsec. unsub. notes 6 1/8s, 2024	300,000	304,500

		1,166,951
Consumer staples (5.4%)
Ashtead Capital, Inc. 144A company
guaranty notes 5 5/8s, 2024	290,000	297,250

Ashtead Capital, Inc. 144A company
guaranty sr. notes 6 1/2s, 2022	675,000	717,188

Avis Budget Car Rental, LLC/Avis Budget
Finance, Inc. company guaranty sr. unsec.
unsub. notes 9 3/4s, 2020	225,000	245,813

Avis Budget Car Rental, LLC/Avis Budget
Finance, Inc. company guaranty sr. unsec.
unsub. notes 5 1/2s, 2023	645,000	657,900

Avis Budget Car Rental, LLC/Avis Budget
Finance, Inc. 144A company guaranty sr. unsec.
unsub. notes 5 1/8s, 2022	275,000	277,750

8 Putnam VT High Yield Fund

CORPORATE BONDS AND NOTES (86.7%)* cont.	Principal amount	Value

Consumer staples cont.
Barry Callebaut Services NV 144A company
guaranty sr. unsec. notes 5 1/2s, 2023 (Belgium)	$220,000	$232,904

BC ULC/New Red Finance, Inc. 144A notes 6s, 2022
(Canada)	1,230,000	1,260,750

BlueLine Rental Finance Corp. 144A sr. notes 7s, 2019	830,000	850,750

CEC Entertainment, Inc. company
guaranty sr. unsec. notes 8s, 2022	390,000	378,300

Ceridian HCM Holding, Inc. 144A sr. unsec.
notes 11s, 2021	1,100,000	1,203,301

Constellation Brands, Inc. company
guaranty sr. unsec. notes 4 1/4s, 2023	580,000	576,375

Constellation Brands, Inc. company
guaranty sr. unsec. unsub. notes 6s, 2022	335,000	370,175

Constellation Brands, Inc. company
guaranty sr. unsec. unsub. notes 4 3/4s, 2024	60,000	60,750

Constellation Brands, Inc. company
guaranty sr. unsec. unsub. notes 3 7/8s, 2019	50,000	50,375

Corrections Corp. of America company
guaranty sr. unsec. notes 4 5/8s, 2023 R	1,030,000	991,375

Corrections Corp. of America company
guaranty sr. unsec. notes 4 1/8s, 2020 R	145,000	141,013

Elizabeth Arden, Inc. sr. unsec.
unsub. notes 7 3/8s, 2021	1,125,000	1,032,188

ESAL GmbH 144A company guaranty sr. unsec.
notes 6 1/4s, 2023 (Brazil)	490,000	461,825

HJ Heinz Co. company guaranty notes 4 1/4s, 2020	820,000	828,200

JBS USA, LLC/JBS USA Finance, Inc. 144A
sr. unsec. notes 7 1/4s, 2021 (Brazil)	540,000	558,900

JBS USA, LLC/JBS USA Finance, Inc. 144A
sr. unsec. notes 7 1/4s, 2021 (Brazil)	190,000	195,700

Landry’s Holdings II, Inc. 144A sr. unsec.
notes 10 1/4s, 2018	205,000	211,150

Landry’s, Inc. 144A sr. unsec. notes 9 3/8s, 2020	625,000	662,500

Prestige Brands, Inc. 144A sr. unsec.
notes 5 3/8s, 2021	535,000	525,638

Revlon Consumer Products Corp. company
guaranty sr. unsec. notes 5 3/4s, 2021	720,000	720,000

Rite Aid Corp. company guaranty sr. unsec.
unsub. notes 9 1/4s, 2020	835,000	911,194

Rite Aid Corp. company
guaranty sr. unsub. notes 8s, 2020	235,000	251,156

United Rentals North America, Inc. company
guaranty sr. unsec. notes 7 5/8s, 2022	485,000	532,894

United Rentals North America, Inc. company
guaranty sr. unsec. notes 5 3/4s, 2024	550,000	566,500

Vander Intermediate Holding II Corp. 144A
sr. unsec. notes 9 3/4s, 2019 ‡‡	340,000	351,900

WhiteWave Foods Co. (The) company
guaranty sr. unsec. unsub. notes 5 3/8s, 2022	490,000	504,700

		16,626,414
Energy (oil field) (1.2%)
Calfrac Holdings LP 144A company
guaranty sr. unsec. unsub. notes 7 1/2s, 2020	465,000	392,925

Exterran Partners LP/EXLP Finance Corp. company
guaranty sr. unsec. notes 6s, 2021	70,000	60,900

Exterran Partners LP/EXLP Finance Corp. 144A
company guaranty sr. unsec. notes 6s, 2022	780,000	663,000

FTS International, Inc. 144A company
guaranty sr. notes 6 1/4s, 2022	385,000	281,050

Hiland Partners LP/Hiland Partners Finance Corp.
144A company guaranty sr. notes 7 1/4s, 2020	560,000	532,000

CORPORATE BONDS AND NOTES (86.7%)* cont.	Principal amount	Value

Energy (oil field) cont.
Hiland Partners LP/Hiland Partners Finance Corp.
144A company guaranty sr. unsec. notes 5 1/2s, 2022	$175,000	$148,750

Key Energy Services, Inc. company guaranty unsec.
unsub. notes 6 3/4s, 2021	820,000	508,400

Offshore Group Investment, Ltd. company
guaranty sr. notes 7 1/2s, 2019 (Cayman Islands)	740,000	555,000

Offshore Group Investment, Ltd. company
guaranty sr. notes 7 1/8s, 2023 (Cayman Islands)	470,000	333,700

Tervita Corp. 144A sr. unsec. notes 10 7/8s, 2018
(Canada)	175,000	108,063

		3,583,788
Entertainment (1.7%)
AMC Entertainment, Inc. company
guaranty sr. sub. notes 9 3/4s, 2020	420,000	456,750

AMC Entertainment, Inc. company
guaranty sr. unsec. sub. notes 5 7/8s, 2022	425,000	431,375

Cedar Fair LP/Canada’s Wonderland Co./Magnum
Management Corp. company guaranty sr. unsec.
notes 5 1/4s, 2021	190,000	190,950

Cedar Fair LP/Canada’s Wonderland Co./Magnum
Management Corp. 144A company
guaranty sr. unsec. notes 5 3/8s, 2024	175,000	174,125

Cinemark USA, Inc. company guaranty sr. unsec.
notes 5 1/8s, 2022	405,000	395,888

Cinemark USA, Inc. company guaranty sr. unsec.
notes 4 7/8s, 2023	295,000	278,775

Cinemark USA, Inc. company guaranty sr. unsec.
sub. notes 7 3/8s, 2021	85,000	90,525

GLP Capital LP/GLP Financing II, Inc. company
guaranty sr. unsec. notes 4 7/8s, 2020	660,000	668,250

GLP Capital LP/GLP Financing II, Inc. company
guaranty sr. unsec. notes 4 3/8s, 2018	245,000	250,513

Regal Entertainment Group sr. unsec.
notes 5 3/4s, 2025	280,000	259,000

Regal Entertainment Group sr. unsec.
notes 5 3/4s, 2023	735,000	692,664

Regal Entertainment Group sr. unsec.
notes 5 3/4s, 2022	135,000	128,925

Six Flags Entertainment Corp. 144A company
guaranty sr. unsec. unsub. notes 5 1/4s, 2021	1,130,000	1,130,000

		5,147,740
Financials (9.2%)
A-S Co-Issuer Subsidiary, Inc./A-S Merger
Sub., LLC 144A sr. unsec. notes 7 7/8s, 2020	700,000	714,000

Ally Financial, Inc. company guaranty sr. unsec.
unsub. notes 8s, 2031	1,005,000	1,281,375

Ally Financial, Inc. company guaranty sr. unsec.
unsub. notes 8s, 2020	425,000	501,500

American International Group, Inc. jr. sub. FRB
bonds 8.175s, 2058	360,000	487,800

Banco Bilbao Vizcaya Argentaria SA jr. unsec.
sub. FRB bonds 9s, perpetual maturity (Spain)	200,000	214,500

Bank of America Corp. jr. unsec. sub. FRN
notes Ser. Z, 6 1/2s, perpetual maturity	270,000	274,833

BBVA International Preferred SAU company
guaranty jr. unsec. sub. FRB bonds 5.919s,
perpetual maturity (Spain)	470,000	478,366

CBRE Services, Inc. company guaranty sr. unsec.
notes 5 1/4s, 2025	275,000	280,500

CBRE Services, Inc. company guaranty sr. unsec.
unsub. notes 5s, 2023	375,000	383,213

CIT Group, Inc. sr. unsec. notes 5s, 2023	365,000	373,213

CIT Group, Inc. sr. unsec. notes 5s, 2022	230,000	236,325

Putnam VT High Yield Fund 9

CORPORATE BONDS AND NOTES (86.7%)* cont.	Principal amount		Value

Financials cont.
CIT Group, Inc. sr. unsec. unsub. notes 5 3/8s, 2020		$515,000	$544,304

CIT Group, Inc. 144A company
guaranty notes 6 5/8s, 2018		65,000	70,525

CIT Group, Inc. 144A company
guaranty notes 5 1/2s, 2019		635,000	669,925

Citigroup, Inc. jr. unsec. sub. FRB bonds Ser. B,
5.9s, perpetual maturity		25,000	24,375

CNG Holdings, Inc./OH 144A sr. notes 9 3/8s, 2020		720,000	475,200

CNO Financial Group, Inc. 144A company
guaranty sr. notes 6 3/8s, 2020		400,000	422,000

Commerzbank AG 144A unsec. sub. notes 8 1/8s,
2023 (Germany)		220,000	252,967

Community Choice Financial, Inc. company
guaranty sr. notes 10 3/4s, 2019		435,000	282,750

Credit Acceptance Corp. 144A company
guaranty sr. unsec. notes 6 1/8s, 2021		595,000	595,000

Credit Suisse Group AG 144A jr. unsec. sub. FRN
notes 7 1/2s, perpetual maturity (Switzerland)		200,000	207,000

DFC Finance Corp. 144A company
guaranty sr. notes 10 1/2s, 2020		700,000	593,250

Dresdner Funding Trust I 144A bonds 8.151s, 2031		670,000	790,600

E*Trade Financial Corp. sr. unsec.
unsub. notes 6 3/8s, 2019		195,000	206,700

E*Trade Financial Corp. sr. unsec.
unsub. notes 5 3/8s, 2022		435,000	444,788

Genworth Holdings, Inc. company guaranty jr.
unsec. sub. FRB bonds 6.15s, 2066		410,000	252,150

Hockey Merger Sub 2, Inc. 144A sr. unsec.
notes 7 7/8s, 2021		985,000	980,075

Hub Holdings, LLC/Hub Holdings Finance, Inc. 144A
sr. unsec. notes 8 1/8s, 2019 ‡‡		130,000	128,700

Icahn Enterprises LP/Icahn Enterprises
Finance Corp. company guaranty sr. unsec.
notes 6s, 2020		465,000	479,043

Icahn Enterprises LP/Icahn Enterprises
Finance Corp. company guaranty sr. unsec.
notes 5 7/8s, 2022		770,000	773,369

International Lease Finance Corp. sr. unsec.
notes 6 1/4s, 2019		205,000	223,963

International Lease Finance Corp. sr. unsec.
unsub. notes 5 7/8s, 2022		305,000	331,688

iStar Financial, Inc. sr. unsec. notes 7 1/8s,
2018 R		420,000	442,050

iStar Financial, Inc. sr. unsec. notes 5s, 2019 R		230,000	223,100

Liberty Mutual Group, Inc. 144A company
guaranty jr. unsec. sub. bonds 7.8s, 2037		510,000	596,700

Lloyds Bank PLC jr. unsec. sub. FRN
notes Ser. EMTN, 13s, perpetual maturity
(United Kingdom)	GBP	485,000	1,287,811

Lloyds Banking Group PLC jr. unsec. sub. FRB
bonds 7 1/2s, perpetual maturity
(United Kingdom)		$328,000	333,740

MPT Operating Partnership LP/MPT Finance Corp.
company guaranty sr. unsec. unsub. notes 6 3/8s,
2022 R		660,000	706,200

Nationstar Mortgage, LLC/Nationstar Capital Corp.
company guaranty sr. unsec. notes 7 7/8s, 2020		465,000	446,400

Nationstar Mortgage, LLC/Nationstar Capital Corp.
company guaranty sr. unsec. unsub. notes 6 1/2s, 2021		305,000	277,550

Navient, LLC sr. unsec. unsub. notes Ser. A, MTN,
8.45s, 2018		320,000	356,800

CORPORATE BONDS AND NOTES (86.7%)* cont.	Principal amount	Value

Financials cont.
Neuberger Berman Group, LLC/Neuberger Berman
Finance Corp. 144A sr. unsec. notes 5 7/8s, 2022	$480,000	$505,200

Neuberger Berman Group, LLC/Neuberger Berman
Finance Corp. 144A sr. unsec. notes 5 5/8s, 2020	110,000	114,400

Ocwen Financial Corp. 144A company
guaranty sr. unsec. notes 6 5/8s, 2019	515,000	471,225

OneMain Financial Holdings, Inc. 144A company
guaranty sr. unsec. notes 6 3/4s, 2019	225,000	230,063

OneMain Financial Holdings, Inc. 144A company
guaranty sr. unsec. unsub. notes 7 1/4s, 2021	335,000	343,375

PHH Corp. sr. unsec. unsub. notes 7 3/8s, 2019	310,000	310,775

PHH Corp. sr. unsec. unsub. notes 6 3/8s, 2021	655,000	600,963

Provident Funding Associates LP/PFG Finance Corp.
144A company guaranty sr. unsec. notes 6 3/4s, 2021	585,000	565,988

Provident Funding Associates LP/PFG Finance Corp.
144A sr. notes 10 1/8s, 2019	430,000	451,500

Regions Bank unsec. sub. notes 7 1/2s, 2018	160,000	185,743

Royal Bank of Scotland Group PLC jr. unsec.
sub. FRB bonds 7.648s, perpetual maturity
(United Kingdom)	1,915,000	2,230,975

Royal Bank of Scotland Group PLC unsec.
sub. notes 6s, 2023 (United Kingdom)	390,000	422,135

Springleaf Finance Corp. company
guaranty sr. unsec. unsub. notes Ser. MTN, 6.9s, 2017	525,000	559,125

Springleaf Finance Corp. sr. unsec. notes 5 1/4s, 2019	240,000	235,200

Springleaf Finance Corp. sr. unsec.
unsub. notes 7 3/4s, 2021	155,000	173,600

Springleaf Finance Corp. sr. unsec.
unsub. notes 6s, 2020	170,000	168,300

Stearns Holdings, Inc. 144A company
guaranty sr. notes 9 3/8s, 2020	442,000	443,105

TMX Finance, LLC/TitleMax Finance Corp. 144A
sr. notes 8 1/2s, 2018	415,000	348,600

USI, Inc./NY 144A sr. unsec. notes 7 3/4s, 2021	530,000	516,750

Walter Investment Management Corp. company
guaranty sr. unsec. unsub. notes 7 7/8s, 2021	525,000	468,563

		27,989,933
Gaming and lottery (2.4%)
CCM Merger, Inc. 144A company guaranty sr. unsec.
notes 9 1/8s, 2019	530,000	557,825

Great Canadian Gaming Corp. 144A company
guaranty sr. unsec. notes 6 5/8s, 2022 (Canada)CAD	585,000	529,566

Isle of Capri Casinos, Inc. company
guaranty sr. unsec. notes 5 7/8s, 2021	$250,000	253,750

Isle of Capri Casinos, Inc. company
guaranty sr. unsec. sub. notes 8 7/8s, 2020	275,000	286,000

Isle of Capri Casinos, Inc. company
guaranty sr. unsec. unsub. notes 7 3/4s, 2019	635,000	657,225

MTR Gaming Group, Inc. company
guaranty notes 11 1/2s, 2019	1,238,299	1,340,459

Penn National Gaming, Inc. sr. unsec.
notes 5 7/8s, 2021	695,000	646,350

Rivers Pittsburgh Borrower LP/Rivers Pittsburgh
Finance Corp. 144A sr. notes 9 1/2s, 2019	398,000	421,880

ROC Finance, LLC/ROC Finance 1 Corp. 144A
notes 12 1/8s, 2018	880,000	928,400

Scientific Games Corp. company
guaranty sr. unsec. sub. notes 8 1/8s, 2018	195,000	165,750

Scientific Games International, Inc. company
guaranty sr. unsec. sub. notes 6 1/4s, 2020	180,000	126,000

10 Putnam VT High Yield Fund

CORPORATE BONDS AND NOTES (86.7%)* cont.		Principal amount	Value

Gaming and lottery cont.
Scientific Games International, Inc. 144A company
guaranty sr. notes 7s, 2022		$505,000	$511,313

Scientific Games International, Inc. 144A company
guaranty sr. unsec. notes 10s, 2022		1,000,000	916,250

			7,340,768
Health care (8.0%)
Acadia Healthcare Co., Inc. company
guaranty sr. unsec. notes 6 1/8s, 2021		565,000	576,300

Acadia Healthcare Co., Inc. company
guaranty sr. unsec. unsub. notes 5 1/8s, 2022		450,000	443,250

Aviv Healthcare Properties LP/Aviv Healthcare
Capital Corp. company guaranty sr. unsec.
notes 7 3/4s, 2019		655,000	682,510

Aviv Healthcare Properties LP/Aviv Healthcare
Capital Corp. company guaranty sr. unsec.
notes 6s, 2021		645,000	670,800

Capsugel SA 144A sr. unsec. notes 7s, 2019
(Luxembourg) ‡‡		380,000	383,800

Catamaran Corp. company guaranty sr. unsec.
bonds 4 3/4s, 2021		705,000	705,000

Centene Corp. sr. unsec. unsub. notes 4 3/4s, 2022		345,000	345,863

CHS/Community Health Systems, Inc. company
guaranty sr. notes 5 1/8s, 2021		120,000	124,500

CHS/Community Health Systems, Inc. company
guaranty sr. notes 5 1/8s, 2018		120,000	124,200

CHS/Community Health Systems, Inc. company
guaranty sr. unsec. notes 6 7/8s, 2022		140,000	148,313

ConvaTec Finance International SA 144A sr. unsec.
notes 8 1/4s, 2019 (Luxembourg) ‡‡		655,000	664,825

ConvaTec Healthcare D SA 144A sr. notes 7 3/8s,
2017 (Luxembourg)	EUR	165,000	207,339

ConvaTec Healthcare E SA 144A sr. unsec.
notes 10 1/2s, 2018 (Luxembourg)		$575,000	606,625

Crimson Merger Sub, Inc. 144A sr. unsec.
notes 6 5/8s, 2022		975,000	876,281

DaVita HealthCare Partners, Inc. company
guaranty sr. unsec. notes 5 1/8s, 2024		380,000	387,600

Endo Finance, LLC 144A company
guaranty sr. unsec. notes 5 3/4s, 2022		855,000	857,138

Endo Finance, LLC & Endo Finco, Inc. 144A company
guaranty sr. unsec. unsub. notes 5 3/8s, 2023		525,000	513,188

Fresenius Medical Care US Finance II, Inc. 144A
company guaranty sr. unsec. notes 5 5/8s, 2019		615,000	656,513

Fresenius Medical Care US Finance II, Inc. 144A
company guaranty sr. unsec. notes 4 3/4s, 2024		215,000	217,150

Halyard Health, Inc. 144A sr. unsec.
notes 6 1/4s, 2022		355,000	360,325

HCA, Inc. company guaranty sr. notes 3 3/4s, 2019		390,000	390,975

HCA, Inc. sr. notes 6 1/2s, 2020		1,550,000	1,734,063

HCA, Inc. sr. unsec. notes 7 1/2s, 2022		210,000	239,400

IASIS Healthcare, LLC/IASIS Capital Corp. company
guaranty sr. unsec. notes 8 3/8s, 2019		605,000	635,250

Jaguar Holding Co. II/Jaguar Merger Sub, Inc.
144A sr. unsec. notes 9 1/2s, 2019		730,000	782,925

JLL/Delta Dutch Newco BV 144A sr. unsec.
notes 7 1/2s, 2022 (Netherlands)		820,000	832,300

Kinetic Concepts, Inc./KCI USA, Inc. company
guaranty notes 10 1/2s, 2018		1,255,000	1,374,225

Omega Healthcare Investors, Inc. company
guaranty sr. unsec. notes 6 3/4s, 2022 R		455,000	482,300

Omega Healthcare Investors, Inc. company
guaranty sr. unsec. notes 4.95s, 2024 R		515,000	535,930

CORPORATE BONDS AND NOTES (86.7%)* cont.	Principal amount	Value

Health care cont.
Omnicare, Inc. sr. unsec. notes 5s, 2024	$105,000	$107,625

Omnicare, Inc. sr. unsec. notes 4 3/4s, 2022	85,000	86,275

Par Pharmaceutical Cos., Inc. company
guaranty sr. unsec. unsub. notes 7 3/8s, 2020	850,000	888,250

Salix Pharmaceuticals, Ltd. 144A company
guaranty sr. unsec. notes 6s, 2021	220,000	224,400

Service Corporation International sr. unsec.
unsub. notes 5 3/8s, 2024	770,000	785,400

Service Corporation International sr. unsec.
unsub. notes 5 3/8s, 2022	1,115,000	1,142,875

Teleflex, Inc. company guaranty sr. unsec.
sub. notes 6 7/8s, 2019	100,000	104,250

Teleflex, Inc. 144A company guaranty sr. unsec.
notes 5 1/4s, 2024	200,000	200,000

Tenet Healthcare Corp. company
guaranty sr. bonds 4 1/2s, 2021	865,000	867,163

Tenet Healthcare Corp. company
guaranty sr. notes 6 1/4s, 2018	655,000	713,950

Tenet Healthcare Corp. company
guaranty sr. notes 6s, 2020	925,000	993,293

United Surgical Partners International, Inc.
company guaranty sr. unsec. unsub. notes 9s, 2020	205,000	220,119

Valeant Pharmaceuticals International 144A
company guaranty sr. unsec. notes 7s, 2020	130,000	137,150

Valeant Pharmaceuticals International 144A
company guaranty sr. unsec. notes 6 7/8s, 2018	169,000	174,324

Valeant Pharmaceuticals International 144A
company guaranty sr. unsec. notes 6 3/8s, 2020	115,000	120,175

Valeant Pharmaceuticals International, Inc. 144A
company guaranty sr. unsec. notes 5 5/8s, 2021	55,000	55,413

WellCare Health Plans, Inc. sr. unsec.
notes 5 3/4s, 2020	1,005,000	1,037,663

		24,417,213
Homebuilding (2.4%)
Brookfield Residential Properties, Inc. 144A
company guaranty sr. unsec. notes 6 1/2s, 2020
(Canada)	590,000	616,550

Brookfield Residential Properties, Inc./
Brookfield Residential US Corp. 144A company
guaranty sr. unsec. notes 6 1/8s, 2022 (Canada)	135,000	139,752

Howard Hughes Corp. (The) 144A sr. unsec.
notes 6 7/8s, 2021	1,065,000	1,102,275

Lennar Corp. company guaranty sr. unsec.
unsub. notes 4 3/4s, 2022	690,000	676,200

Lennar Corp. company guaranty sr. unsec.
unsub. notes 4 1/2s, 2019	510,000	510,000

M/I Homes, Inc. company guaranty sr. unsec.
notes 8 5/8s, 2018	626,000	651,040

Mattamy Group Corp. 144A sr. unsec. notes 6 1/2s,
2020 (Canada)	335,000	336,675

PulteGroup, Inc. company guaranty sr. unsec.
unsub. notes 7 7/8s, 2032	355,000	403,813

Standard Pacific Corp. company
guaranty sr. unsec. notes 6 1/4s, 2021	245,000	251,125

Standard Pacific Corp. company
guaranty sr. unsec. notes 5 7/8s, 2024	285,000	285,000

Taylor Morrison Communities, Inc./Monarch
Communities, Inc. 144A company
guaranty sr. unsec. notes 7 3/4s, 2020	137,000	145,220

Taylor Morrison Communities, Inc./Monarch
Communities, Inc. 144A company
guaranty sr. unsec. notes 5 5/8s, 2024	280,000	267,400

Putnam VT High Yield Fund 11

CORPORATE BONDS AND NOTES (86.7%)* cont.	Principal amount		Value

Homebuilding cont.
Taylor Morrison Communities, Inc./Monarch
Communities, Inc. 144A company
guaranty sr. unsec. notes 5 1/4s, 2021		$170,000	$166,175

Taylor Morrison Communities, Inc./Monarch
Communities, Inc. 144A sr. notes 7 3/4s, 2020		719,000	762,140

Tri Pointe Holdings, Inc. 144A sr. unsec.
unsub. notes 5 7/8s, 2024		940,000	940,000

			7,253,365
Lodging/Tourism (1.2%)
FelCor Lodging LP company
guaranty sr. notes 6 3/4s, 2019 R		1,155,000	1,199,699

MGM Resorts International company
guaranty sr. unsec. notes 6 3/4s, 2020		675,000	708,750

MGM Resorts International company
guaranty sr. unsec. notes 5 1/4s, 2020		745,000	739,413

MGM Resorts International company
guaranty sr. unsec. unsub. notes 8 5/8s, 2019		345,000	391,144

SugarHouse HSP Gaming Prop. Mezz LP/SugarHouse
HSP Gaming Finance Corp. 144A sr. notes 6 3/8s, 2021		775,000	705,250

			3,744,256
Media (0.5%)
Griffey Intermediate, Inc./Griffey Finance
Sub, LLC 144A sr. unsec. notes 7s, 2020		310,000	243,350

Nielsen Co. Luxembourg S.a.r.l. (The) 144A
company guaranty sr. unsec. notes 5 1/2s, 2021
(Luxembourg)		1,215,000	1,219,556

			1,462,906
Oil and gas (9.1%)
Access Midstream Partners LP/ACMP Finance Corp.
company guaranty sr. unsec. notes 5 7/8s, 2021		320,000	333,600

Access Midstream Partners LP/ACMP Finance Corp.
company guaranty sr. unsec. unsub. notes 6 1/8s, 2022		990,000	1,051,875

Access Midstream Partners LP/ACMP Finance Corp.
company guaranty sr. unsec. unsub. notes 4 7/8s, 2023		740,000	754,800

Antero Resources Corp. 144A company
guaranty sr. unsec. notes 5 1/8s, 2022		515,000	485,388

Antero Resources Finance Corp. company
guaranty sr. unsec. notes 5 3/8s, 2021		700,000	677,250

Baytex Energy Corp. 144A company
guaranty sr. unsec. notes 5 5/8s, 2024 (Canada)		785,000	667,250

California Resources Corp. 144A company
guaranty sr. unsec. notes 6s, 2024		625,000	528,125

California Resources Corp. 144A company
guaranty sr. unsec. notes 5s, 2020		380,000	329,650

Carrizo Oil & Gas, Inc. company
guaranty sr. unsec. notes 8 5/8s, 2018		370,000	370,000

Chaparral Energy, Inc. company
guaranty sr. unsec. notes 8 1/4s, 2021		695,000	472,600

Chesapeake Energy Corp. company
guaranty sr. unsec. bonds 6 1/4s, 2017	EUR	220,000	277,807

Chesapeake Energy Corp. company
guaranty sr. unsec. notes 5 3/4s, 2023		$180,000	185,400

Chesapeake Energy Corp. company
guaranty sr. unsec. notes 4 7/8s, 2022		360,000	350,100

Chesapeake Oilfield Operating, LLC/Chesapeake
Oilfield Finance, Inc. company
guaranty sr. unsec. unsub. notes 6 5/8s, 2019		770,000	585,200

Concho Resources, Inc. company
guaranty sr. unsec. notes 6 1/2s, 2022		855,000	897,750

Concho Resources, Inc. company
guaranty sr. unsec. unsub. notes 5 1/2s, 2023		810,000	814,050

Connacher Oil and Gas, Ltd. 144A notes 8 1/2s,
2019 (Canada)		420,000	153,300

CORPORATE BONDS AND NOTES (86.7%)* cont.	Principal amount	Value

Oil and gas cont.
Denbury Resources, Inc. company
guaranty sr. unsec. sub. notes 6 3/8s, 2021	$400,000	$380,000

Denbury Resources, Inc. company
guaranty sr. unsec. sub. notes 5 1/2s, 2022	320,000	292,800

EXCO Resources, Inc. company guaranty sr. unsec.
notes 7 1/2s, 2018	440,000	336,600

Gulfport Energy Corp. company guaranty sr. unsec.
unsub. notes 7 3/4s, 2020	555,000	542,513

Gulfport Energy Corp. 144A company
guaranty sr. unsec. notes 7 3/4s, 2020	310,000	303,025

Halcon Resources Corp. company
guaranty sr. unsec. unsub. notes 8 7/8s, 2021	1,465,000	1,102,413

Hilcorp Energy I LP/Hilcorp Finance Co. 144A
sr. unsec. notes 5s, 2024	365,000	321,200

Kodiak Oil & Gas Corp. company
guaranty sr. unsec. unsub. notes 8 1/8s, 2019	660,000	671,550

Lightstream Resources, Ltd. 144A sr. unsec.
notes 8 5/8s, 2020 (Canada)	1,415,000	990,500

Linn Energy, LLC/Linn Energy Finance Corp.
company guaranty sr. unsec. notes 6 1/2s, 2021	145,000	117,450

Linn Energy, LLC/Linn Energy Finance Corp.
company guaranty sr. unsec. notes 6 1/2s, 2019	130,000	111,150

Linn Energy, LLC/Linn Energy Finance Corp.
company guaranty sr. unsec. notes 6 1/4s, 2019	1,000,000	845,000

Lone Pine Resources Canada, Ltd. escrow company
guaranty sr. unsec. unsub. notes 10 3/8s, 2017
(Canada) F	195,000	10

MEG Energy Corp. 144A company guaranty sr. unsec.
notes 6 3/8s, 2023 (Canada)	330,000	294,525

Milagro Oil & Gas, Inc. company
guaranty notes 10 1/2s, 2016 (In default) †	865,000	640,100

Newfield Exploration Co. sr. unsec. notes 5 3/4s, 2022	615,000	611,925

Oasis Petroleum, Inc. company guaranty sr. unsec.
notes 6 7/8s, 2023	620,000	558,000

Oasis Petroleum, Inc. company guaranty sr. unsec.
unsub. notes 6 7/8s, 2022	430,000	391,300

Paragon Offshore PLC 144A company
guaranty sr. unsec. notes 6 3/4s, 2022	350,000	213,500

Paragon Offshore PLC 144A company
guaranty sr. unsec. unsub. notes 7 1/4s, 2024	1,045,000	627,000

Rose Rock Midstream LP/Rose Rock Finance Corp.
company guaranty sr. unsec. notes 5 5/8s, 2022	365,000	341,275

Rosetta Resources, Inc. company
guaranty sr. unsec. unsub. notes 5 7/8s, 2024	520,000	462,800

Rosetta Resources, Inc. company
guaranty sr. unsec. unsub. notes 5 5/8s, 2021	720,000	658,872

Sabine Pass Liquefaction, LLC company
guaranty sr. notes 5 5/8s, 2023	100,000	97,750

Sabine Pass Liquefaction, LLC sr. notes 6 1/4s, 2022	370,000	376,475

Sabine Pass Liquefaction, LLC sr. notes 5 3/4s, 2024	360,000	353,250

Sabine Pass LNG LP company
guaranty sr. notes 7 1/2s, 2016	1,360,000	1,414,400

Sabine Pass LNG LP company
guaranty sr. notes 6 1/2s, 2020	285,000	287,850

Samson Investment Co. company guaranty sr. unsec.
unsub. notes 9 3/4s, 2020	1,340,000	555,263

Seven Generations Energy, Ltd. 144A sr. unsec.
notes 8 1/4s, 2020 (Canada)	550,000	528,000

Seventy Seven Energy, Inc. sr. unsec.
notes 6 1/2s, 2022	345,000	203,550

Shelf Drilling Holdings, Ltd. 144A
sr. notes 8 5/8s, 2018	620,000	508,400

12 Putnam VT High Yield Fund

CORPORATE BONDS AND NOTES (86.7%)* cont.	Principal amount	Value

Oil and gas cont.
SM Energy Co. sr. unsec. notes 6 5/8s, 2019	$295,000	$289,100

SM Energy Co. sr. unsec. notes 6 1/2s, 2021	320,000	310,400

SM Energy Co. sr. unsec. unsub. notes 6 1/2s, 2023	120,000	115,800

Tesoro Logistics LP/Tesoro Logistics
Finance Corp. 144A sr. unsec. notes 6 1/4s, 2022	70,000	69,825

Tesoro Logistics LP/Tesoro Logistics
Finance Corp. 144A sr. unsec. notes 5 1/2s, 2019	45,000	44,663

Triangle USA Petroleum Corp. 144A sr. unsec.
notes 6 3/4s, 2022	310,000	204,600

Unit Corp. company
guaranty sr. sub. notes 6 5/8s, 2021	630,000	562,275

Whiting Petroleum Corp. company
guaranty sr. unsec. unsub. notes 5 3/4s, 2021	1,340,000	1,226,100

Williams Cos., Inc. (The) notes 7 3/4s, 2031	435,000	465,854

Williams Cos., Inc. (The) sr. unsec.
notes 7 7/8s, 2021	208,000	240,276

WPX Energy, Inc. sr. unsec. unsub. notes 6s, 2022	260,000	250,250

		27,851,734
Publishing (0.3%)
Gannett Co., Inc. company guaranty sr. unsec.
bonds 5 1/8s, 2020	345,000	351,038

Gannett Co., Inc. company guaranty sr. unsec.
bonds 5 1/8s, 2019	470,000	480,575

Gannett Co., Inc. 144A company
guaranty sr. unsec. notes 4 7/8s, 2021	170,000	168,725

		1,000,338
Regional Bells (0.2%)
Frontier Communications Corp. sr. unsec.
notes 8 1/8s, 2018	270,000	305,100

Frontier Communications Corp. sr. unsec.
notes 6 1/4s, 2021	70,000	70,350

Frontier Communications Corp. sr. unsec.
unsub. notes 7 5/8s, 2024	180,000	189,000

		564,450
Retail (2.0%)
Academy, Ltd./Academy Finance Corp. 144A company
guaranty sr. unsec. notes 9 1/4s, 2019	145,000	152,250

Autonation, Inc. company guaranty sr. unsec.
notes 6 3/4s, 2018	265,000	297,230

Bon-Ton Department Stores, Inc. (The) company
guaranty notes 10 5/8s, 2017	592,000	589,040

Bon-Ton Department Stores, Inc. (The) company
guaranty notes 8s, 2021	205,000	171,175

Jo-Ann Stores, Inc. 144A sr. unsec. notes 8 1/8s, 2019	760,000	706,800

Jo-Ann Stores, LLC 144A sr. unsec. notes 9 3/4s,
2019 ‡‡	290,000	246,500

L Brands, Inc. sr. unsec. notes 5 5/8s, 2022	315,000	340,200

Neiman Marcus Group, LLC (The) company
guaranty sr. notes 7 1/8s, 2028	475,000	475,000

Neiman Marcus Group, Ltd. 144A company
guaranty sr. unsec. notes 8 3/4s, 2021 ‡‡	895,000	948,700

Neiman Marcus Group, Ltd. 144A company
guaranty sr. unsec. notes 8s, 2021	360,000	380,700

Penske Automotive Group, Inc. company
guaranty sr. unsec. sub. notes 5 3/4s, 2022	735,000	762,563

Penske Automotive Group, Inc. company
guaranty sr. unsec. sub. notes 5 3/8s, 2024	480,000	486,000

Petco Animal Supplies, Inc. 144A company
guaranty sr. unsec. notes 9 1/4s, 2018	445,000	467,250

		6,023,408

CORPORATE BONDS AND NOTES (86.7%)* cont.	Principal amount	Value

Technology (3.0%)
ACI Worldwide, Inc. 144A company
guaranty sr. unsec. unsub. notes 6 3/8s, 2020	$450,000	$470,250

Alcatel-Lucent USA, Inc. 144A company
guaranty sr. unsec. notes 6 3/4s, 2020	800,000	840,000

Avaya, Inc. 144A company guaranty notes 10 1/2s, 2021	530,000	453,150

Avaya, Inc. 144A company guaranty sr. notes 7s, 2019	1,705,000	1,662,375

First Data Corp. company guaranty sr. unsec.
sub. notes 11 3/4s, 2021	639,000	733,253

First Data Corp. 144A company
guaranty notes 8 1/4s, 2021	760,000	813,200

Freescale Semiconductor, Inc. 144A sr. notes 6s, 2022	360,000	376,200

Iron Mountain, Inc. company
guaranty sr. sub. notes 7 3/4s, 2019 R	295,000	315,650

Iron Mountain, Inc. company guaranty sr. unsec.
unsub. notes 6s, 2023 R	615,000	639,600

Micron Technology, Inc. 144A sr. unsec.
notes 5 7/8s, 2022	590,000	619,500

SoftBank Corp. 144A sr. unsec. notes 4 1/2s, 2020
(Japan)	1,460,000	1,438,100

SunGard Data Systems, Inc. company
guaranty sr. unsec. sub. notes 6 5/8s, 2019	755,000	762,550

		9,123,828
Telecommunications (6.0%)
Altice SA 144A company guaranty sr. notes 7 3/4s,
2022 (Luxembourg)	1,600,000	1,600,000

Crown Castle International Corp. sr. unsec.
notes 5 1/4s, 2023 R	700,000	714,000

Crown Castle International Corp. sr. unsec.
unsub. notes 4 7/8s, 2022 R	340,000	343,400

Digicel Group, Ltd. 144A sr. unsec. notes 8 1/4s,
2020 (Jamaica)	1,100,000	1,067,000

Digicel, Ltd. 144A sr. unsec. notes 8 1/4s, 2017
(Jamaica)	420,000	425,250

Hughes Satellite Systems Corp. company
guaranty sr. notes 6 1/2s, 2019	455,000	487,988

Hughes Satellite Systems Corp. company
guaranty sr. unsec. notes 7 5/8s, 2021	295,000	324,500

Intelsat Jackson Holdings SA company
guaranty sr. unsec. notes 7 1/2s, 2021 (Bermuda)	365,000	390,550

Intelsat Luxembourg SA company
guaranty sr. unsec. bonds 8 1/8s, 2023
(Luxembourg)	885,000	902,700

Intelsat Luxembourg SA company
guaranty sr. unsec. bonds 7 3/4s, 2021
(Luxembourg)	2,386,000	2,391,965

Level 3 Communications, Inc. 144A sr. unsec.
unsub. notes 5 3/4s, 2022	205,000	206,281

Level 3 Escrow II, Inc. 144A company
guaranty sr. unsec. unsub. notes 5 3/8s, 2022	520,000	522,600

Level 3 Financing, Inc. company
guaranty sr. unsec. unsub. notes 8 5/8s, 2020	565,000	609,494

Level 3 Financing, Inc. company
guaranty sr. unsec. unsub. notes 7s, 2020	360,000	379,350

Level 3 Financing, Inc. company
guaranty sr. unsec. unsub. notes 6 1/8s, 2021	250,000	258,750

NII International Telecom SCA 144A company
guaranty sr. unsec. notes 7 7/8s, 2019
(Luxembourg) (In default) †	255,000	182,325

Qwest Corp. sr. unsec. notes 6 3/4s, 2021	510,000	589,718

Qwest Corp. sr. unsec. unsub. notes 7 1/4s, 2025	555,000	660,991

SBA Telecommunications, Inc. company
guaranty sr. unsec. unsub. notes 5 3/4s, 2020	200,000	203,560

Putnam VT High Yield Fund 13

CORPORATE BONDS AND NOTES (86.7%)* cont.	Principal amount	Value

Telecommunications cont.
Sprint Capital Corp. company guaranty 6 7/8s, 2028	$1,760,000	$1,548,800

Sprint Communications, Inc. sr. unsec.
unsub. notes 7s, 2020	180,000	179,100

Sprint Communications, Inc. 144A company
guaranty sr. unsec. notes 9s, 2018	345,000	392,403

Sprint Corp. company guaranty sr. unsec.
notes 7 7/8s, 2023	1,435,000	1,416,632

Sprint Corp. company guaranty sr. unsec.
notes 7 1/4s, 2021	1,330,000	1,318,363

West Corp. 144A company guaranty sr. unsec.
notes 5 3/8s, 2022	985,000	943,138

Wind Acquisition Finance SA 144A company guaranty
sr. unsec. bonds 7 3/8s, 2021 (Luxembourg)	385,000	363,363

		18,422,221
Telephone (1.8%)
CenturyLink, Inc. sr. unsec. unsub. notes 6 3/4s, 2023	130,000	142,350

CenturyLink, Inc. sr. unsec. unsub. notes 5 5/8s, 2020	145,000	150,438

T-Mobile USA, Inc. company guaranty sr. unsec.
unsub. notes 6.836s, 2023	110,000	113,713

T-Mobile USA, Inc. company guaranty sr. unsec.
unsub. notes 6.633s, 2021	275,000	280,500

T-Mobile USA, Inc. company guaranty sr. unsec.
unsub. notes 6 5/8s, 2023	845,000	864,013

T-Mobile USA, Inc. company guaranty sr. unsec.
unsub. notes 6 3/8s, 2025	860,000	873,760

T-Mobile USA, Inc. company guaranty sr. unsec.
unsub. notes 6 1/4s, 2021	595,000	608,388

T-Mobile USA, Inc. company guaranty sr. unsec.
unsub. notes 6 1/8s, 2022	845,000	857,675

T-Mobile USA, Inc. company guaranty sr. unsec.
unsub. notes 6s, 2023	220,000	220,550

Windstream Corp. company guaranty sr. unsec.
unsub. notes 7 7/8s, 2017	535,000	579,138

Windstream Corp. company guaranty sr. unsec.
unsub. notes 7 3/4s, 2021	260,000	265,200

Windstream Corp. company guaranty sr. unsec.
unsub. notes 6 3/8s, 2023	450,000	420,750

		5,376,475
Transportation (0.7%)
Air Medical Group Holdings, Inc. company
guaranty sr. notes 9 1/4s, 2018	476,000	496,230

CHC Helicopter SA company
guaranty sr. notes 9 1/4s, 2020 (Canada)	675,000	656,438

Watco Cos., LLC/Watco Finance Corp. 144A company
guaranty sr. unsec. notes 6 3/8s, 2023	885,000	876,150

		2,028,818
Utilities and power (5.2%)
AES Corp./Virginia (The) sr. unsec. notes 8s, 2020	380,000	434,150

AES Corp./Virginia (The) sr. unsec.
unsub. notes 8s, 2017	698,000	783,505

AES Corp./Virginia (The) sr. unsec.
unsub. notes 7 3/8s, 2021	970,000	1,096,100

AES Corp./Virginia (The) sr. unsec.
unsub. notes 4 7/8s, 2023	255,000	255,000

Calpine Corp. sr. unsec. notes 5 3/4s, 2025	1,390,000	1,407,375

Calpine Corp. 144A company guaranty sr. notes 6s, 2022	180,000	191,250

Calpine Corp. 144A company
guaranty sr. notes 5 7/8s, 2024	145,000	153,338

Colorado Interstate Gas Co., LLC sr. unsec.
debs. 6.85s, 2037	1,055,000	1,172,340

DPL, Inc. sr. unsec. notes 6 1/2s, 2016	173,000	182,515

CORPORATE BONDS AND NOTES (86.7%)* cont.	Principal amount	Value

Utilities and power cont.
Dynegy Finance I, Inc./Dynegy Finance II, Inc.
144A company guaranty sr. notes 7 5/8s, 2024	$40,000	$40,800

Dynegy Finance I, Inc./Dynegy Finance II, Inc.
144A company guaranty sr. notes 7 3/8s, 2022	60,000	61,050

Dynegy Finance I, Inc./Dynegy Finance II, Inc.
144A company guaranty sr. notes 6 3/4s, 2019	1,235,000	1,256,613

Dynegy Holdings, LLC escrow bonds 7 3/4s, 2019	1,145,000	1,431

El Paso Natural Gas Co., LLC sr. unsec.
debs. 8 5/8s, 2022	360,000	455,941

Energy Future Intermediate Holding Co., LLC/EFIH
Finance, Inc. 144A notes 11 3/4s,
2022 (In default) †	350,000	414,750

Energy Transfer Equity LP company
guaranty sr. unsec. notes 7 1/2s, 2020	430,000	477,300

EP Energy, LLC/Everest Acquisition Finance, Inc.
company guaranty sr. unsec. unsub. notes 7 3/4s, 2022	190,000	177,650

EP Energy, LLC/Everest Acquisition Finance, Inc.
sr. unsec. notes 9 3/8s, 2020	870,000	878,700

GenOn Americas Generation, LLC sr. unsec.
notes 9 1/8s, 2031	215,000	183,825

GenOn Americas Generation, LLC sr. unsec.
notes 8 1/2s, 2021	360,000	309,600

GenOn Energy, Inc. sr. unsec. notes 9 7/8s, 2020	215,000	211,775

GenOn Energy, Inc. sr. unsec. notes 9 1/2s, 2018	195,000	194,025

Kinder Morgan, Inc./DE 144A sr. notes 5s, 2021	375,000	390,306

NRG Energy, Inc. company guaranty sr. unsec.
notes 7 7/8s, 2021	1,535,000	1,653,918

NRG Yield Operating, LLC 144A company
guaranty sr. unsec. notes 5 3/8s, 2024	320,000	324,800

Regency Energy Partners LP/Regency Energy
Finance Corp. company guaranty sr. unsec.
unsub. notes 5 7/8s, 2022	655,000	653,363

Regency Energy Partners LP/Regency Energy
Finance Corp. company guaranty sr. unsec.
unsub. notes 5 1/2s, 2023	455,000	439,075

Regency Energy Partners LP/Regency Energy
Finance Corp. company guaranty sr. unsec.
unsub. notes 5s, 2022	335,000	316,575

Regency Energy Partners LP/Regency Energy
Finance Corp. company guaranty sr. unsec.
unsub. notes 4 1/2s, 2023	365,000	334,888

Southern Star Central Corp. 144A sr. unsec.
notes 5 1/8s, 2022	800,000	804,000

Tennessee Gas Pipeline Co., LLC sr. unsec.
unsub. debs. 7s, 2028	140,000	169,519

Texas Competitive Electric Holdings Co., LLC/TCEH
Finance, Inc. 144A company
guaranty sr. notes 11 1/2s, 2020 (In default) †	415,000	293,613

		15,719,090

Total corporate bonds and notes (cost $266,917,329)		$264,390,000

SENIOR LOANS (5.2%)* [c]	Principal amount	Value

Basic materials (0.1%)
Oxea Sarl bank term loan FRN 8 1/4s, 2020
(Germany)	$180,000	$170,550

		170,550
Capital goods (0.1%)
Gates Global, LLC/Gates Global Co. bank term loan
FRN 4 1/4s, 2021	318,663	309,330

		309,330
Communication services (0.3%)
Asurion, LLC bank term loan FRN 8 1/2s, 2021	935,000	927,403

		927,403

14 Putnam VT High Yield Fund

SENIOR LOANS (5.2%)* [c] cont.	Principal amount	Value

Consumer cyclicals (2.6%)
Caesars Entertainment Operating Co., Inc. bank
term loan FRN Ser. B6, 6.985s, 2017	$1,265,087	$1,110,114

Caesars Entertainment Operating Co., Inc. bank
term loan FRN Ser. B7, 9 3/4s, 2017	278,600	244,611

Caesars Growth Properties Holdings, LLC bank term
loan FRN 6 1/4s, 2021	1,014,900	933,708

CCM Merger, Inc. bank term loan FRN Ser. B,
4 1/2s, 2021	174,553	171,935

CPG International, Inc. bank term loan FRN
Ser. B, 4 3/4s, 2020	246,875	243,789

Delta 2 (Lux) Sarl bank term loan FRN 4 3/4s,
2021 (Luxembourg)	340,000	331,075

Getty Images, Inc. bank term loan FRN Ser. B,
4 3/4s, 2019	603,493	556,220

iHeartCommunications, Inc. bank term loan FRN
Ser. D, 6.906s, 2019	979,000	920,872

JC Penney Corp., Inc. bank term loan FRN 5s, 2019	659,000	633,189

Navistar, Inc. bank term loan FRN Ser. B, 5 3/4s, 2017	185,000	183,613

Neiman Marcus Group, Ltd., Inc. bank term loan
FRN 4 1/4s, 2020	650,563	635,744

ROC Finance, LLC bank term loan FRN 5s, 2019	480,138	445,328

Travelport Finance Sarl bank term loan FRN
Ser. B, 6s, 2021 (Luxembourg)	780,000	777,855

Univision Communications, Inc. bank term loan FRN
4s, 2020	375,014	366,013

Yonkers Racing Corp. bank term loan FRN 4 1/4s, 2019	478,079	415,929

		7,969,995
Consumer staples (0.5%)
BC ULC bank term loan FRN Ser. B, 4 1/2s, 2021
(Canada)	330,000	329,057

CEC Entertainment, Inc. bank term loan FRN
Ser. B, 4s, 2021	555,800	540,053

Del Monte Foods, Inc. bank term loan FRN 8 1/4s, 2021	380,000	322,050

Rite Aid Corp. bank term loan FRN 4 7/8s, 2021	310,000	309,613

		1,500,773
Energy (0.5%)
Fieldwood Energy, LLC bank term loan FRN 8 3/8s, 2020	385,000	279,510

Offshore Group Investment, Ltd. bank term loan
FRN Ser. B, 5 3/4s, 2019 (Cayman Islands)	230,888	171,819

Shelf Drilling Holdings, Ltd. bank term loan FRN
10s, 2018 ‡‡	685,000	513,750

Tervita Corp. bank term loan FRN Ser. B, 6 1/4s,
2018 (Canada)	599,325	552,378

		1,517,457
Financials (—%)
iStar Financial, Inc. bank term loan FRN Ser. A2,
7s, 2017 R	129,671	132,427

		132,427
Health care (0.4%)
CHS/Community Health Systems, Inc. bank term loan
FRN Ser. D, 4 1/4s, 2021	405,253	403,903

Par Pharmaceutical Cos., Inc. bank term loan FRN
Ser. B, 4s, 2019	521,897	507,980

Patheon, Inc. bank term loan FRN Ser. B, 4 1/4s,
2021 (Canada)	340,238	329,606

		1,241,489
Technology (0.1%)
Avaya, Inc. bank term loan FRN Ser. B3, 4.67s, 2017	207,530	198,753

		198,753
Transportation (0.2%)
Air Medical Group Holdings, Inc. bank term loan
FRN 7 5/8s, 2018 ‡‡	750,000	738,750

		738,750

SENIOR LOANS (5.2%)* [c] cont.	Principal amount	Value

Utilities and power (0.4%)
Texas Competitive Electric Holdings Co., LLC bank
term loan FRN 4.648s, 2017	$1,769,778	$1,141,295

Texas Competitive Electric Holdings Co., LLC bank
term loan FRN 4.648s, 2017	18,164	11,670

		1,152,965

Total senior loans (cost $17,195,654)		$15,859,892

COMMON STOCKS (1.8%)*	Shares	Value

Ally Financial, Inc. † F	30,690	$724,898

CIT Group, Inc.	9,745	466,103

DISH Network Corp. Class A †	9,125	665,121

EP Energy Corp. Class A †	31,460	328,442

General Motors Co.	20,292	708,394

Huntsman Corp.	17,300	394,094

Level 3 Communications, Inc. †	7,935	391,830

Live Nation Entertainment, Inc. †	6,475	169,062

Lone Pine Resources Canada, Ltd. (Canada) † F	24,322	973

Lone Pine Resources, Inc. Class A (Canada) † F	24,322	973

MeadWestvaco Corp.	18,470	819,883

Penn National Gaming, Inc. †	47,495	652,106

Seventy Seven Energy, Inc. †	16,265	87,994

Tribune Co. Class 1C F	93,841	23,460

Vantage Drilling Co. †	211,443	103,353

Total common stocks (cost $5,520,161)		$5,536,686

CONVERTIBLE PREFERRED STOCKS (0.9%)*	Shares	Value

Alcoa, Inc. Ser. 1, $2.688 cv. pfd. †	3,063	$154,528

American Tower Corp. Ser. A, $5.25 cv. pfd. R	3,995	454,931

Crown Castle International Corp. Ser. A,
$4.50 cv. pfd.	3,850	396,512

EPR Properties Ser. C, $1.44 cv. pfd. R	34,707	812,359

Tyson Foods, Inc. $2.375 cv. pfd.	7,630	384,094

United Technologies Corp. $3.75 cv. pfd.	7,350	450,776

Total convertible preferred stocks (cost $2,396,903)		$2,653,200

PREFERRED STOCKS (0.5%)*	Shares	Value

Ally Financial, Inc. 144A 7.00% cum. pfd.	1,082	$1,081,560

Citigroup, Inc. Ser. K, $1.719 pfd.	7,200	191,376

M/I Homes, Inc. Ser. A, $2.438 pfd.	14,167	366,784

Total preferred stocks (cost $1,015,740)		$1,639,720

CONVERTIBLE BONDS AND NOTES (0.4%)*	Principal amount	Value

iStar Financial, Inc. cv. sr. unsec.
unsub. notes 3s, 2016 R	$598,000	$756,096

Jazz Technologies, Inc. 144A cv. company
guaranty sr. unsec. notes 8s, 2018	323,000	458,256

Total convertible bonds and notes (cost $947,934)		$1,214,352

WARRANTS (0.1%)* †	Expiration date	Strike price	Warrants	Value

General Motors Co.	7/10/19	$18.33	5,869	$100,536

General Motors Co.	7/10/16	10.00	5,869	148,251

Tower Semiconductor,
Ltd. 144A (Israel) F	6/30/15	1.70	192,571	—

Total warrants (cost $241,894)				$248,787

SHORT-TERM INVESTMENTS (2.6%)*	Shares	Value

Putnam Short Term Investment Fund 0.10% L	8,023,236	$8,023,236

Total short-term investments (cost $8,023,236)		$8,023,236

Total investments (cost $302,258,851)		$299,565,873

Putnam VT High Yield Fund 15

Key to holding’s currency abbreviations

CAD	Canadian Dollar
EUR	Euro
GBP	British Pound

Key to holding’s abbreviations

EMTN	Euro Medium Term Notes
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period
FRN	Floating Rate Notes: the rate shown is the current interest rate at the close of the reporting period
MTN	Medium Term Notes

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from January 1, 2014 through December 31, 2014 (the reporting period). Within the following notes to the portfolio, references to “ASC  820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $304,835,295.

† Non-income-producing security.

‡‡ Income may be received in cash or additional securities at the discretion of the issuer.

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 6).

F Security is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

R Real Estate Investment Trust.

At the close of the reporting period, the fund maintained liquid assets totaling $6,404 to cover certain derivatives contracts.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The dates shown on debt obligations are the original maturity dates.

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):

United States	83.5%	Netherlands	0.7%

Canada	4.6	Mexico	0.5

Luxembourg	3.8	Jamaica	0.5

United Kingdom	1.7	Japan	0.5

France	1.5	Other	2.0

Germany	0.7	Total	100.0%

FORWARD CURRENCY CONTRACTS at 12/31/14 (aggregate face value $3,469,650)						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America N.A.

	Euro	Sell	3/18/15	$36,083	$37,262	$1,179

Credit Suisse International

	Euro	Sell	3/18/15	1,276,842	1,318,299	41,457

JPMorgan Chase Bank N.A.

	Canadian Dollar	Buy	1/21/15	157,364	164,250	(6,886)

State Street Bank and Trust Co.

	Canadian Dollar	Sell	1/21/15	640,126	664,238	24,112

UBS AG

	British Pound	Sell	3/18/15	1,129,022	1,137,994	8,972

	Euro	Buy	3/18/15	145,423	147,607	(2,184)

Total						$66,650

16 Putnam VT High Yield Fund

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks*:

Basic materials	$1,213,977	$—	$—

Communication services	1,056,951	—	—

Consumer cyclicals	1,529,562	—	23,460

Energy	519,789	—	1,946

Financials	466,103	—	724,898

Total common stocks	4,786,382	—	750,304

Convertible bonds and notes	$—	$1,214,352	$—

Convertible preferred stocks	—	2,653,200	—

Corporate bonds and notes	—	264,389,982	18

Preferred stocks	191,376	1,448,344	—

Senior loans	—	15,859,892	—

Warrants	248,787	—	—

Short-term investments	8,023,236	—	—

Totals by level	$13,249,781	$285,565,770	$750,322

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$66,650	$—

Totals by level	$—	$66,650	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

During the reporting period, transfers within the fair value hierarchy, if any, did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Putnam VT High Yield Fund 17

Statement of assets and liabilities
12/31/14

Assets

Investment in securities, at value (Note 1):

Unaffiliated issuers (identified cost $294,235,615)	$291,542,637

Affiliated issuers (identified cost $8,023,236) (Notes 1 and 5)	8,023,236

Cash	91,016

Dividends, interest and other receivables	4,744,254

Receivable for shares of the fund sold	380,984

Receivable for investments sold	1,105,904

Unrealized appreciation on forward currency contracts (Note 1)	75,720

Prepaid assets	3,661

Total assets	305,967,412

Liabilities

Payable for investments purchased	444,152

Payable for shares of the fund repurchased	195,742

Payable for compensation of Manager (Note 2)	146,914

Payable for custodian fees (Note 2)	6,269

Payable for investor servicing fees (Note 2)	24,895

Payable for Trustee compensation and expenses (Note 2)	178,295

Payable for administrative services (Note 2)	2,061

Payable for distribution fees (Note 2)	15,769

Payable for auditing and tax fees	75,334

Unrealized depreciation on forward currency contracts (Note 1)	9,070

Other accrued expenses	33,616

Total liabilities	1,132,117

Net assets	$304,835,295

Represented by

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$344,759,088

Undistributed net investment income (Note 1)	19,780,665

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(57,075,339)

Net unrealized depreciation of investments and assets and liabilities in foreign currencies	(2,629,119)

Total — Representing net assets applicable to capital shares outstanding	$304,835,295

Computation of net asset value Class IA

Net assets	$233,920,294

Number of shares outstanding	34,305,215

Net asset value, offering price and redemption price per share (net assets divided by number of shares outstanding)	$6.82

Computation of net asset value Class IB

Net assets	$70,915,001

Number of shares outstanding	10,498,673

Net asset value, offering price and redemption price per share (net assets divided by number of shares outstanding)	$6.75

The accompanying notes are an integral part of these financial statements.

18 Putnam VT High Yield Fund

Statement of operations
Year ended 12/31/14

Investment income

Interest (including interest income of $9,773 from investments in affiliated issuers) (Note 5)	$22,880,561

Dividends	371,440

Total investment income	23,252,001

Expenses

Compensation of Manager (Note 2)	2,060,232

Investor servicing fees (Note 2)	367,832

Custodian fees (Note 2)	25,162

Trustee compensation and expenses (Note 2)	14,950

Distribution fees (Note 2)	248,769

Administrative services (Note 2)	8,953

Other	177,394

Total expenses	2,903,292

Expense reduction (Note 2)	(4,570)

Net expenses	2,898,722

Net investment income	20,353,279

Net realized gain on investments (Notes 1 and 3)	9,476,133

Net realized gain on foreign currency transactions (Note 1)	187,902

Net unrealized appreciation of assets and liabilities in foreign currencies during the year	112,069

Net unrealized depreciation of investments during the year	(21,727,193)

Net loss on investments	(11,951,089)

Net increase in net assets resulting from operations	$8,402,190

Statement of changes in net assets

	Year ended	Year ended
	12/31/14	12/31/13

Decrease in net assets

Operations:

Net investment income	$20,353,279	$23,989,245

Net realized gain on investments and foreign currency transactions	9,664,035	6,143,075

Net unrealized appreciation (depreciation) of investments and assets and liabilities in foreign currencies	(21,615,124)	55,983

Net increase in net assets resulting from operations	8,402,190	30,188,303

Distributions to shareholders (Note 1):

From ordinary income

Net investment income

Class IA	(17,017,900)	(21,459,376)

Class IB	(6,582,819)	(6,224,546)

Decrease from capital share transactions (Note 4)	(66,162,473)	(13,885,954)

Total decrease in net assets	(81,361,002)	(11,381,573)

Net assets:

Beginning of year	386,196,297	397,577,870

End of year (including undistributed net investment income of $19,780,665 and $22,530,867, respectively)	$304,835,295	$386,196,297

The accompanying notes are an integral part of these financial statements.

Putnam VT High Yield Fund 19

Financial highlights (For a common share outstanding throughout the period)

					LESS
INVESTMENT OPERATIONS:					DISTRIBUTIONS:				RATIOS AND SUPPLEMENTAL DATA:

Period ended	Net asset value, beginning of period	Net investment income (loss)[a]	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	Total distributions	Net asset value, end of period	Total return at net asset value (%)[b,c]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%)[b,d]	Ratio of net investment income (loss) to average net assets (%)	Portfolio turnover (%)

Class IA

12/31/14	$7.13	.39	(.25)	.14	(.45)	(.45)	$6.82	1.91	$233,920.72		5.60	45

12/31/13	7.09	.44	.11	.55	(.51)	(.51)	7.13	8.10	283,240.74		6.25	43

12/31/12	6.61	.48	.55	1.03	(.55)	(.55)	7.09	16.34	305,127.75		7.04	47

12/31/11	7.03	.51	(.37)	.14	(.56)	(.56)	6.61	1.85	283,942.74		7.57	57

12/31/10	6.64	.53	.38	.91	(.52)	(.52)	7.03	14.54	315,694.75		7.91	73

Class IB

12/31/14	$7.07	.37	(.26)	.11	(.43)	(.43)	$6.75	1.56	$70,915.97		5.36	45

12/31/13	7.03	.41	.12	.53	(.49)	(.49)	7.07	7.85	102,957.99		5.98	43

12/31/12	6.56	.46	.54	1.00	(.53)	(.53)	7.03	16.01	92,450	1.00	6.79	47

12/31/11	6.97	.49	(.36)	.13	(.54)	(.54)	6.56	1.75	96,535.99		7.34	57

12/31/10	6.60	.51	.37	.88	(.51)	(.51)	6.97	14.04	122,982	1.00	7.67	73

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b The charges and expenses at the insurance company separate account level are not reflected.

c Total return assumes dividend reinvestment.

d Includes amounts paid through expense offset and/or brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

The accompanying notes are an integral part of these financial statements.

20 Putnam VT High Yield Fund

Notes to financial statements 12/31/14

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from January 1, 2014 through December 31, 2014.

Putnam VT High Yield Fund (the fund) is a diversified series of Putnam Variable Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek high current income. Capital growth is a secondary goal when consistent with achieving high current income. The fund invests mainly in bonds that are obligations of U.S. companies, are below investment-grade in quality (sometimes referred to as “junk bonds”), and have intermediate- to long-term maturities (three years or longer). The fund may also invest in other debt instruments, including loans. Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments.

The fund offers class IA and class IB shares of beneficial interest. Class IA shares are offered at net asset value and are not subject to a distribution fee. Class IB shares are offered at net asset value and pay an ongoing distribution fee, which is identified in Note 2.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1 — Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and has delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value, and are classified as Level 2 securities.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are amortized into income in the Statement of operations.

Putnam VT High Yield Fund 21

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge currency exposures.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $6,886 on open derivative contracts subject to the Master Agreements. There was no collateral posted by the fund at period end for these agreements.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $392.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

At December 31, 2014, the fund had a capital loss carryover of $56,427,025 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover

Short-term	Long-term	Total	Expiration

$20,035,795	N/A	$20,035,795	12/31/16

36,391,230	N/A	36,391,230	12/31/17

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

These differences include temporary and/or permanent differences from foreign currency gains and losses, from defaulted bond interest and from interest on payment-in-kind securities. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of

22 Putnam VT High Yield Fund

the reporting period, the fund reclassified $497,238 to increase undistributed net investment income, $38,008 to decrease paid-in-capital and $459,230 to increase accumulated net realized loss.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$9,579,967
Unrealized depreciation	(12,921,259)

Net unrealized depreciation	(3,341,292)
Undistributed ordinary income	20,092,904
Capital loss carryforward	(56,427,025)

Cost for federal income tax purposes	$302,907,165

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Beneficial interest At the close of the reporting period, insurance companies or their separate accounts were record owners of all but a de minimis number of the shares of the fund. Approximately 29.5% of the fund is owned by accounts of one insurance company.

Note 2 — Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.720%	of the first $5 billion,
0.670%	of the next $5 billion,
0.620%	of the next $10 billion,
0.570%	of the next $10 billion,
0.520%	of the next $50 billion,
0.500%	of the next $50 billion,
0.490%	of the next $100 billion and
0.485%	of any excess thereafter.

The fund’s shareholders approved the fund’s current management contract with Putnam Management effective February 27, 2014. Shareholders were asked to approve the fund’s management contract following the death on October 8, 2013 of The Honourable Paul G. Desmarais, who had controlled directly and indirectly a majority of the voting shares of Power Corporation of Canada, the ultimate parent company of Putnam Management. The substantive terms of the management contract, including terms relating to fees, are identical to the terms of the fund’s previous management contract and reflect the rates provided in the table above.

Putnam Management has contractually agreed, through June 30, 2015, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. was paid a monthly fee for investor servicing at an annual rate of 0.10% of the fund’s average net assets. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class IA	$268,159
Class IB	99,673

Total	$367,832

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were not reduced under the expense offset arrangements and were reduced by $4,570 under the brokerage/service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $193, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted a distribution plan (the Plan) with respect to its class IB shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plan is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plan provides for payment by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35% of the average net assets attributable to the fund’s class IB shares. The Trustees have approved payment by the fund at an annual rate of 0.25% of the average net assets attributable to the fund’s class IB shares. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class IB	$248,769

Note 3 — Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales, excluding short-term investments were as follows:

	Cost of purchases	Proceeds from sales

Investments in securities, including TBA commitments
(Long-term)	$155,480,762	$209,893,613

U.S. government securities (Long-term)	—	—

Total	$155,480,762	$209,893,613

Putnam VT High Yield Fund 23

Note 4 — Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Subscriptions and redemptions are presented at the omnibus level. Transactions in capital shares were as follows:

		Class IA shares				Class IB shares
	Year ended 12/31/14		Year ended 12/31/13		Year ended 12/31/14		Year ended 12/31/13

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold	4,406,099	$31,005,815	6,222,220	$43,197,470	8,607,881	$59,611,582	4,406,817	$30,273,451

Shares issued in connection with reinvestment
of distributions	2,480,743	17,017,900	3,160,438	21,459,376	966,640	6,582,819	922,155	6,224,546

	6,886,842	48,023,715	9,382,658	64,656,846	9,574,521	66,194,401	5,328,972	36,497,997

Shares repurchased	(12,326,121)	(86,242,555)	(12,687,307)	(88,070,823)	(13,642,744)	(94,138,034)	(3,911,963)	(26,969,974)

Net increase (decrease)	(5,439,279)	$(38,218,840)	(3,304,649)	$(23,413,977)	(4,068,223)	$(27,943,633)	1,417,009	$9,528,023

Note 5 — Affiliated transactions

Transactions during the reporting period with Putnam Short Term Investment Fund, which is under common ownership and control, were as follows:

	Fair value at the beginning of				Fair value at the end of the
Name of affiliate	the reporting period	Purchase cost	Sale proceeds	Investment income	reporting period

Putnam Short Term Investment Fund *	$14,163,494	$131,608,198	$137,748,456	$9,773	$8,023,236

Total	$14,163,494	$131,608,198	$137,748,456	$9,773	$8,023,236

* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management.

Note 6 — Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 7 — Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

Note 8 — Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was as follows based on an average of the holdings at the end of each fiscal quarter:

Forward currency contracts (contract amount)	$4,500,000

Warrants (number of warrants)	200,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not accounted
for as hedging instruments	Statement of assets and		Statement of assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value

Foreign exchange contracts	Receivables	$75,720	Payables	$9,070

Equity contracts	Investments	248,787	Payables	—

Total		$324,507		$9,070

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging
instruments under ASC 815	Warrants	Forward currency contracts	Total

Foreign exchange contracts	$—	$189,963	$189,963

Equity contracts	3,921	—	3,921

Total	$3,921	$189,963	$193,884

24 Putnam VT High Yield Fund

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging
instruments under ASC 815	Warrants	Forward currency contracts	Total

Foreign exchange contracts	$—	$117,986	$117,986

Equity contracts	(73,125)	—	(73,125)

Total	$(73,125)	$117,986	$44,861

Note 9 — Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

		Credit Suisse	JPMorgan Chase	State Street Bank and
	Bank of America N.A.	International	Bank N.A.	Trust Co.	UBS AG	Total

Assets:

Forward currency contracts#	$1,179	$41,457	$—	$24,112	$8,972	$75,720

Total Assets	$1,179	$41,457	$—	$24,112	$8,972	$75,720

Liabilities:

Forward currency contracts#	—	—	6,886	—	2,184	9,070

Total Liabilities	$—	$—	$6,886	$—	$2,184	$9,070

Total Financial and Derivative Net Assets	$1,179	$41,457	$(6,886)	$24,112	$6,788	$66,650

Total collateral received (pledged)† ##	$—	$—	$—	$—	$—

Net amount	$1,179	$41,457	$(6,886)	$24,112	$6,788

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

Putnam VT High Yield Fund 25

Federal tax information (Unaudited)

The fund designated 1.13% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

Shareholder meeting results (Unaudited)
February 27, 2014 special meeting

At the meeting, each of the nominees for Trustees was elected, with all funds of the Trust voting together as a single class, as follows:

	Votes for	Votes withheld

Liaquat Ahamed	545,333,593	24,865,496

Ravi Akhoury	545,906,178	24,292,911

Barbara M. Baumann	549,255,821	20,943,268

Jameson A. Baxter	548,878,213	21,320,877

Charles B. Curtis	548,266,326	21,932,764

Robert J. Darretta	548,954,413	21,244,676

Katinka Domotorffy	547,720,210	22,478,879

John A. Hill	548,926,132	21,272,957

Paul L. Joskow	548,318,739	21,880,351

Kenneth R. Leibler	549,128,017	21,071,073

Robert E. Patterson	548,989,554	21,209,535

George Putnam, III	548,805,405	21,393,685

Robert L. Reynolds	549,170,754	21,028,335

W. Thomas Stephens	548,523,544	21,675,546

A proposal to approve a new management contract between the fund and Putnam Management was approved as follows:

Votes for	Votes against	Abstentions	Broker non-votes

47,505,490	1,701,818	3,428,902	—

A proposal to adopt an Amended and Restated Declaration of Trust was approved, with all funds of the Trust voting together as a single class, as follows:

Votes for	Votes against	Abstentions	Broker non-votes

507,595,281	19,452,349	43,151,459	—

All tabulations are rounded to the nearest whole number.

26 Putnam VT High Yield Fund

About the Trustees

Name Year of birth Position held	Principal occupations during past five years	Other directorships	
Independent Trustees			
Liaquat Ahamed Born 1952 Trustee since 2012	Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World,* whose articles on economics have appeared in such publications as the *New York Times, Foreign Affairs,* and the *Financial Times.* Director of Aspen Insurance Co., a New York Stock Exchange company, and Chair of the Aspen Board's Investment Committee. Trustee of the Brookings Institution and Chair of its Investment Committee.	The Rohatyn Group, an emerging-market fund complex that manages money for institutions	
Ravi Akhoury Born 1947 Trustee since 2009	Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm.	RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company	
Barbara M. Baumann Born 1955 Trustee since 2010	President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Current Board member of The Denver Foundation. Former Chair and current Board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, the Children's Hospital of Colorado.	Buckeye Partners, L.P., a publicly traded master limited partnership focused on pipeline transport, storage, and distribution of petroleum products; Devon Energy Corporation, a leading independent natural gas and oil exploration and production company	
Jameson A. Baxter Born 1943 Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011	President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy's Adirondack Chapter.	None	
Charles B. Curtis Born 1940 Trustee since 2001	Senior Advisor to the Center for Strategic and International Studies. President Emeritus and former President and Chief Operating Officer of the Nuclear Threat Initiative, a private foundation dealing with national security issues. Member of the Council on Foreign Relations and U.S. State Department International Security Advisory Board.	None	
Robert J. Darretta Born 1946 Trustee since 2007	From 2009 until 2012, served as Health Care Industry Advisor to Permira, a global private equity firm. Until April 2007, was Vice Chairman of the Board of Directors of Johnson & Johnson. Served as Johnson & Johnson's Chief Financial Officer for a decade.	UnitedHealth Group, a diversified health-care company	
Katinka Domotorffy Born 1975 Trustee since 2012	Voting member of the Investment Committees of the Anne Ray Charitable Trust and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.	Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy	
John A. Hill Born 1942 Trustee since 1985 and Chairman from 2000 to 2011	Founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm focused on the worldwide energy industry. Trustee and Chairman of the Board of Trustees of Sarah Lawrence College. Member of the Advisory Board of the Millstein Center for Global Markets and Corporate Ownership at The Columbia University Law School.	Devon Energy Corporation, a leading independent natural gas and oil exploration and production company	
Paul L. Joskow Born 1947 Trustee since 1997	Economist and President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance. Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). Prior to 2007, served as the Director of the Center for Energy and Environmental Policy Research at MIT.	Yale University; Exelon Corporation, an energy company focused on power services; Boston Symphony Orchestra; Prior to April 2013, served as Director of TransCanada Corporation and TransCanada Pipelines Ltd., energy companies focused on natural gas transmission, oil pipelines and power services

Putnam VT High Yield Fund 27

*Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of December 31, 2014, there were 116 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Michael J. Higgins (Born 1976)	James P. Pappas (Born 1953)
Executive Vice President, Principal Executive	Vice President, Treasurer, and Clerk	Vice President
Officer, and Compliance Liaison	Since 2010	Since 2004
Since 2004	Manager of Finance, Dunkin’ Brands	Director of Trustee Relations,
	(2008–2010); Senior Financial Analyst, Old	Putnam Investments and
Steven D. Krichmar (Born 1958)	Mutual Asset Management (2007–2008);	Putnam Management
Vice President and Principal Financial Officer	Senior Financial Analyst, Putnam Investments
Since 2002	(1999–2007)	Mark C. Trenchard (Born 1962)
Chief of Operations, Putnam Investments and		Vice President and BSA Compliance Officer
Putnam Management	Janet C. Smith (Born 1965)	Since 2002
	Vice President, Principal Accounting Officer,	Director of Operational Compliance,
Robert T. Burns (Born 1961)	and Assistant Treasurer	Putnam Investments and
Vice President and Chief Legal Officer	Since 2007	Putnam Retail Management
Since 2011	Director of Fund Administration Services,
General Counsel, Putnam Investments,	Putnam Investments and	Nancy E. Florek (Born 1957)
Putnam Management, and	Putnam Management	Vice President, Director of Proxy Voting and
Putnam Retail Management		Corporate Governance, Assistant Clerk, and
	Susan G. Malloy (Born 1957)	Associate Treasurer
Robert R. Leveille (Born 1969)	Vice President and Assistant Treasurer	Since 2000
Vice President and Chief Compliance Officer	Since 2007
Since 2007	Director of Accounting & Control
Chief Compliance Officer,	Services, Putnam Investments and
Putnam Investments, Putnam Management,	Putnam Management
and Putnam Retail Management

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is One Post Office Square, Boston, MA 02109.

28 Putnam VT High Yield Fund

Other important information

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2014, are available in the Individual Investors section of putnam.com and on the Securities and Exchange Commission’s (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

Each Putnam VT fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Fund information

Investment Manager	Investor Servicing Agent	Trustees
Putnam Investment Management, LLC	Putnam Investor Services, Inc.	Jameson A. Baxter, Chair
One Post Office Square	Mailing address:	Liaquat Ahamed
Boston, MA 02109	P.O. Box 8383	Ravi Akhoury
	Boston, MA 02266-8383	Barbara M. Baumann
Investment Sub-Manager	1-800-225-1581	Charles B. Curtis
Putnam Investments Limited		Robert J. Darretta
57–59 St James’s Street	Custodian	Katinka Domotorffy
London, England SW1A 1LD	State Street Bank and Trust Company	John A. Hill
Paul L. Joskow
Marketing Services	Legal Counsel	Kenneth R. Leibler
Putnam Retail Management	Ropes & Gray LLP	Robert E. Patterson
One Post Office Square		George Putnam, III
Boston, MA 02109	Independent Registered	Robert L. Reynolds
	Public Accounting Firm	W. Thomas Stephens
PricewaterhouseCoopers LLP

The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam VT High Yield Fund 29

This report has been prepared for the shareholders	H511
of Putnam VT High Yield Fund.	VTAN034 292430 2/15

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In July 2013, the Code of Ethics of Putnam Investment Management, LLC was amended. The changes to the Code of Ethics were as follows: (i) eliminating the requirement for employees to hold their shares of Putnam mutual funds for specified periods of time, (ii) removing the requirement to preclear transactions in certain kinds of exchange-traded funds and exchange-traded notes, although reporting of all such instruments remains required; (iii) eliminating the excessive trading rule related to employee transactions in securities requiring preclearance under the Code; (iv) adding provisions related to monitoring of employee trading; (v) changing from a set number of shares to a set dollar value of stock of mid- and large-cap companies on the Restricted List that can be purchased or sold; (vi) adding a requirement starting in March 2014 for employees to generally use certain approved brokers that provide Putnam with an electronic feed of transactions and statements for their personal brokerage accounts; and (vii) certain other changes.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit and Compliance Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Leibler, Mr. Hill, Mr. Darretta, and Ms. Baumann qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated, and the funds’ amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

December 31, 2014	$69,122	$ —	$7,757	$ —
December 31, 2013	$71,405	$ —	$5,135	$ —

For the fiscal years ended December 31, 2014 and December 31, 2013, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $569,822 and $155,135 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

December 31, 2014	$ —	$562,065	$ —	$ —

December 31, 2013	$ —	$150,000	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Variable Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: February 27, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: February 27, 2015

By (Signature and Title):

/s/ Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: February 27, 2015